UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 28, 2014

Fundamental Equity Value Funds
Growth and Income
Large Cap Value
Mid Cap Value
Small Cap Value
Small/Mid Cap Value

Goldman Sachs Fundamental Equity Value Funds

■	GROWTH AND INCOME

■	LARGE CAP VALUE

■	MID CAP VALUE

■	SMALL CAP VALUE

■	SMALL/MID CAP VALUE

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	5

Schedules of Investments	34

Financial Statements	48

Financial Highlights	54

Notes to Financial Statements	64

Other Information	81

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Growth and Income Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Investments in master limited partnerships (“MLPs”) are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Small Cap Value Fund invests primarily in small-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Small/Mid Cap Value Fund invests primarily in equity investments with a primary focus on mid- and small-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

What Differentiates the Goldman Sachs Fundamental Equity Value Investment Process?

Goldman Sachs’ Fundamental Equity Value Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach may include:

■	Meetings with management teams and on-site company visits

■	Industry-specific, proprietary financial and valuation models

■	Assessment of management quality

■	Analysis of each company’s competitive position and industry dynamics

■	Interviews with competitors, suppliers and customers

We seek to invest in companies when we believe:

■	Market uncertainty exists

■	Their economic value is not recognized by the market

We seek to buy companies with quality characteristics. For us, this means companies that have:

■	Sustainable operating earnings, or competitive advantage

■	Excellent stewardship of capital

■	Capability to earn above their cost of capital

■	Strong or improving balance sheets and cash flow

Value portfolios that strive to offer:

■	Capital appreciation potential as each company’s true value is recognized in the marketplace

■	Investment style consistency

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Overall, U.S. equities advanced for the six months ended February 28, 2014 (the “Reporting Period”) with broad sector participation. The Standard & Poor’s 500® Index (the “S&P 500® Index”) ended the Reporting Period with a gain of 15.07%, and the Russell 3000® Index generated a return of 15.83%.

The U.S. equity market enjoyed four consecutive months of gains from September through December 2013. The S&P 500® Index made record highs in December 2013, as the U.S. Federal Reserve (the “Fed”) ended seven months of speculation and announced it would finally begin tapering its asset purchases, signaling confidence in the U.S. economy. Days later, the U.S. revised upward its Gross Domestic Product (“GDP”) growth estimate for the third quarter of 2013 to an annualized pace of 4.1%, the fastest rate in two years. Importantly, stronger consumption accounted for most of the upward revision.

U.S. equities, along with global developed market equities broadly, stumbled in January 2014 on renewed concerns about a variety of issues in the growth and emerging markets, including lower manufacturing activity in China. However, developed market equities, including those of the U.S., snapped back in February 2014. Indeed, the S&P 500® Index made a fresh high in February 2014, as merger and acquisition activity picked up and corporate earnings announcements reflected top-line growth, even though overall management guidance for 2014 was less optimistic than the consensus view. Underlying economic activity during February 2014 was not as strong as it had been at the end of 2013, with disappointing payroll and retail sales reports, though it was unclear how much severe winter weather across most of the U.S. was to blame. Furthermore, a downward revision of fourth quarter 2013 GDP to an annualized rate of 2.4% from 3.2% indicated the consumer was resilient but not quite as strong as previously thought.

For the Reporting Period overall, small-cap companies performed best with mid-cap companies close behind. While generating solid double-digit positive returns, large-cap stocks followed at some distance. Growth stocks outpaced value stocks across the capitalization spectrum. (All as measured by Russell Investments indices.) Within the S&P 500® Index, all ten sectors made gains during the Reporting Period. The health care, industrials, information technology and materials sectors led returns, driven by improving earnings growth. Telecommunication services eked out a positive return but significantly underperformed the broader market.

MARKET REVIEW

Looking Ahead

Despite strong 2013 performance, we believe U.S. equities have further upside potential should the U.S. economy continue to accelerate and if real earnings growth serves as a fundamental driver of performance going forward, as we anticipate. We believe U.S. corporate fundamentals remain solid, evidenced by both healthy balance sheets and earnings resilience, and should provide companies with a number of options to increase shareholder value. We acknowledge the potential for headwinds remains, such as geopolitical risk associated with developments in the Middle East and the Ukraine or political risk associated with gridlock in Washington D.C. Still, we ultimately remain constructive on the direction of U.S. equity markets and believe there are ample tailwinds, including the strengthening U.S. housing and employment markets, which may continue to provide a favorable backdrop for equities.

Looking forward, we believe that should the U.S. economy continue to improve, companies are likely to reinvest for future growth by increasing capital expenditures, research and development, hiring, and merger and acquisition activity, rather than by keeping excess cash on balance sheets. From a valuation perspective, we believe U.S. equities remain reasonably valued relative to history and inexpensive relative to fixed income. Finally, we believe improved investor sentiment and increased flows into U.S. equities could be catalysts for the U.S. equity market in the months ahead. We believe forward-looking analysis is critical in this investing environment, and as revenue growth in select companies propels some stocks higher, selectivity will be increasingly important.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fundamental Equity Value Funds own, and we believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies, such as innovators with differentiated products, companies with low cost structures, or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in seeking to identify companies with strong or improving balance sheets, led by quality management teams and trading at discounted valuations, and we maintain our long-term investment perspective.

As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

PORTFOLIO RESULTS

Goldman Sachs Growth and Income Fund

Portfolio Composition

Under normal circumstances, the Fund invests at least 65% of its total net assets in equity investments that the Goldman Sachs Value Equity Investment Team considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, master limited partnerships and real estate investment trusts, it may invest up to 25% of its total net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 35% of its total net assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Growth and Income Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 12.50%, 12.09%, 12.08%, 12.72%, 12.45%, 12.68% and 12.39%, respectively. These returns compare to the 13.46% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the Russell Index was weak stock selection in the information technology, utilities and consumer staples sectors. Effective stock selection in the energy, telecommunication services and health care sectors and having an underweighted allocation to telecommunication services, which was the worst performing sector in the Russell Index during the Reporting Period, helped the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in domestic packaged foods supplier ConAgra Foods, fashion retailer L Brands and diversified utilities company FirstEnergy.

Shares of ConAgra Foods, a new position for the Fund during the Reporting Period, declined as the company lowered its full year 2014 earnings outlook, driven by challenging industry conditions and broad-based weakness throughout its business. Despite the weakness, at the end of the Reporting Period, we continued to expect improvement in company fundamentals, particularly in its private label and commercial foods business margins. Additionally, we believed significant synergies from the company’s previously announced Ralcorp acquisition could provide earnings per share growth. Lastly, we believed the company’s stock was attractively valued at the end of the Reporting Period, and we saw potential upside given its high rate of free cash flow generation coupled with its opportunity to reduce balance sheet leverage.

L Brands, with subsidiaries that include Victoria’s Secret and Bath & Body Works, was a top detractor from the Fund’s performance. Its shares moved sharply lower after reporting same-store sales growth that was below consensus expectations in both November and December 2013. Despite such weakness, we were encouraged by the strength of L Brands’ U.S. business, and we believe many of the

PORTFOLIO RESULTS

company’s brands resonate globally, leading us to a positive view on the company’s international business. At the end of the Reporting Period, we maintained our conviction in the stock, based on our belief that future growth may be driven by its continued growth in U.S. square footage, product expansion into natural adjacencies and international expansion. In February 2014, L Brands announced a special dividend of $1.00 and also raised its dividend by approximately 13%, sending its shares sharply higher.

FirstEnergy, a new purchase for the Fund during the Reporting Period, is a diversified utilities company primarily engaged in the generation and distribution of electricity in the midwest and mid-Atlantic regions of the U.S. Its shares traded lower, as many investors seemed disappointed with comments from its company management at the Edison Electric Institute Financial Conference regarding its current transition to become a more regulated distribution-oriented business. FirstEnergy also announced a $2.8 billion expansion of its transmission initiative, which many investors viewed negatively. In January 2014, FirstEnergy cut its quarterly dividend by 34.5%, which was more in line with its peers, and also narrowed its fiscal year 2013 guidance below expectations. At the end of the Reporting Period, we believed the stock was trading at a discount to the industry at an attractive valuation. We also believed the company potentially stood to benefit from early signs of increased industrial demand for electricity and from a possible rally in longer-dated natural gas prices.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in aerospace and defense company Boeing, industrial conglomerate Textron and hotel and resort owner and operator Starwood Hotels & Resorts Worldwide.

Boeing’s commercial and defense businesses drove positive results during the Reporting Period, supported by strong rates of production and order growth acceleration. Further, Boeing raised its full year earnings guidance during the fourth quarter of 2013 and announced its intention to increase production rates based on demand for the 787 family and the seemingly promising launch of the 787-10. In December 2013, the company raised its dividend and increased share repurchase authorization to nearly $11 billion over the next two to three years. At the end of the Reporting Period, we continued to believe that Boeing maintained a strong backlog of orders, which provides high visibility in the company’s outlook. We trimmed the Fund’s position in Boeing on strength, taking profits.

Textron’s businesses include global brands, such as Cessna and Bell Helicopter. Its shares rose sharply after the company announced it had agreed to acquire Beechcraft, an aircraft manufacturer, in a cash deal worth approximately $1.4 billion. We believe the deal has enhanced Textron’s competitive positioning at a time when the industry backdrop seems to be improving after a prolonged period of weakness in the business jet market. We trimmed the Fund’s position in Textron, taking profits.

Starwood Hotels & Resorts Worldwide reported strong third quarter 2013 results and raised its 2013 guidance above expectations. The company also returned value to shareholders through share repurchases and increased its annual dividend. Its shares rose on the news. Further, in December 2013, the company entered into a partnership with Caesars Entertainment, wherein members of each company’s loyalty program can earn and use rewards when staying at participating hotels of either company. In February 2014, Starwood Hotels & Resorts Worldwide reported better than expected results although guidance disappointed. At the end of the Reporting Period, we believed the company was levered to global lodging demand growth, which could outpace supply growth through 2015. With approximately 40% exposure to international markets, we believe the company may benefit from stronger revenue per available room in Europe and Asia in 2014 than it did in 2013. We also believe its operating margins were still well below their peak seen in 2007, and, in our view, this gap could close by 2015.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Kroger, founded in 1883 and currently the largest grocery chain in the U.S. and the third largest retailer in the U.S. as measured by sales. The company operates 3,539 stores across 31 states in the U.S., with the majority of the stores located in the west and south. Kroger has consistently been able to gain share, driven by a focus on low prices, high convenience and healthy choices. Its margins appear to have stabilized following many years of investment to improve its competitive positioning. We believe Kroger’s margins may begin to expand following the stabilization. We also believe its acquisition of Harris Teeter Supermarkets could provide synergies and boost its earnings per share over the next two to three years. Further industry consolidation could be a benefit for Kroger due to its strong market share and stable cash flows.

We established a Fund position in Microsoft, which develops, manufactures, licenses, sells and supports software products. Given the recent resignation of the company’s chief executive officer, we believe new senior leadership may have the opportunity to reshape the business and significantly improve margins, unlocking value for shareholders. We also believe improvements to Microsoft’s existing operating system can provide stability within its core client business, which has been resilient during a difficult environment for the personal computer market in recent years. In our view, Microsoft has a strong balance sheet and the ability to generate significant free cash flow.

Conversely, we eliminated the Fund’s position in home improvement retailer Lowe’s, as its stock had been a strong performer during 2013 despite a weakening consumer environment toward the end of the calendar year. We believed its valuation was no longer attractive and thus took the opportunity to exit the position in favor of securities with what we considered to be more favorable risk/reward profiles.

Strict to our sell discipline, we exited the Fund’s position in reinsurance and insurance underwriting company Everest Re Group, as the stock approached our probability-weighted price target. We also believed the company may have limited room for further margin improvement going forward.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the benchmark index in health care and information technology increased. The Fund’s exposure to consumer staples, materials and utilities decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2014?

A	At the end of February 2014, the Fund had an overweighted position relative to the Russell Index in the consumer discretionary, information technology and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in utilities, consumer staples, financials, materials and telecommunication services and was rather neutrally weighted to the Russell Index in energy and industrials.

FUND BASICS

Growth and Income Fund

as of February 28, 2014

PERFORMANCE REVIEW
September 1, 2013–February 28, 2014	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	12.50%	13.46%
Class B	12.09	13.46
Class C	12.08	13.46
Institutional	12.72	13.46
Service	12.45	13.46
Class IR	12.68	13.46
Class R	12.39	13.46

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000® Value Index (with dividends reinvested) is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	25.16%	12.73%	5.98%	6.93%	2/5/93
Class B	26.48	12.91	5.93	5.29	5/1/96
Class C	30.47	13.17	5.79	2.71	8/15/97
Institutional	32.99	14.46	7.00	5.99	6/3/96
Service	32.40	13.92	6.48	5.55	3/6/96
Class IR	32.80	14.30	N/A	3.83	11/30/07
Class R	32.17	13.74	N/A	3.33	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.17%	1.25%
Class B	1.92	2.00
Class C	1.92	2.00
Institutional	0.77	0.85
Service	1.27	1.35
Class IR	0.92	1.02
Class R	1.42	1.50

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/14[5]
Holding	% of Net Assets	Line of Business
Exxon Mobil Corp.	5.4%	Oil, Gas & Consumable Fuels
General Electric Co.	5.0	Industrial Conglomerates
Merck & Co., Inc.	4.4	Pharmaceuticals
JPMorgan Chase & Co.	4.0	Commercial Banks
Devon Energy Corp.	3.2	Oil, Gas & Consumable Fuels
Pfizer, Inc.	3.1	Pharmaceuticals
American International Group, Inc.	2.5	Insurance
Bank of America Corp.	2.5	Commercial Banks
UnitedHealth Group, Inc.	2.2	Health Care Providers & Services
Prudential Financial, Inc.	2.2	Insurance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its total net assets in a diversified portfolio of equity investments in large-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Value Equity Investment Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its total net assets in foreign securities, including securities quoted in foreign currencies. The Fund may also invest up to 20% of its total net assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 13.66%, 13.22%, 13.24%, 13.91%, 13.60%, 13.80% and 13.56%, respectively. These returns compare to the 13.46% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, energy and telecommunication services sectors helped the Fund’s relative results most. Having an overweighted allocation to consumer discretionary, which outpaced the Russell Index during the Reporting Period, and an underweighted exposure to telecommunication services, which was the weakest sector in the Russell Index during the Reporting Period, also contributed positively. Detracting most from the Fund’s performance relative to the Russell Index were health care, information technology and financials, where stock selection was comparatively weak.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in specialty coffee and coffeemakers company Green Mountain Coffee Roasters, aerospace and defense company Boeing and industrial conglomerate Textron.

Shares of Green Mountain Coffee Roasters gained after the announcement that Coca-Cola would purchase a 10% stake in the company, while additionally entering into a 10-year agreement to explore producing Coca-Cola products for use with its Keurig cold beverage system. We initiated the Fund’s position in the company during the Reporting Period because we believed K-Cups, the company’s single-serve beverage pods, could experience significant growth over the next several years, driven by installed base growth. We were also positive on the company’s new chief executive officer and its management’s increased focus on returns and margin expansion. However, following the stock’s strong performance, we exited the Fund’s position in Green Mountain Coffee Roasters and redeployed capital into names where we saw greater upside potential. (As of March 10, 2014, Green Mountain Coffee Roasters changed its company name to Keurig Green Mountain.)

PORTFOLIO RESULTS

Boeing’s commercial and defense businesses drove positive results during the Reporting Period, supported by strong rates of production and order growth acceleration. Further, Boeing raised its full year earnings guidance during the fourth quarter of 2013 and announced its intention to increase production rates based on demand for the 787 family and the seemingly promising launch of the 787-10. In December 2013, the company raised its dividend and increased share repurchase authorization to nearly $11 billion over the next two to three years. At the end of the Reporting Period, we continued to believe that Boeing maintained a strong backlog of orders, which provides high visibility in the company’s outlook. We trimmed the Fund’s position in Boeing on strength, taking profits.

Textron’s businesses include global brands, such as Cessna and Bell Helicopter. Its shares rose sharply after the company announced it had agreed to acquire Beechcraft, an aircraft manufacturer, in a cash deal worth approximately $1.4 billion. We believe the deal has enhanced Textron’s competitive positioning at a time when the industry backdrop seems to be improving after a prolonged period of weakness in the business jet market. We trimmed the Fund’s position in Textron, taking profits.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in oncology-focused pharmaceuticals company ARIAD Pharmaceuticals, information storage technologies company EMC and domestic packaged foods supplier ConAgra Foods.

Within the health care sector, ARIAD Pharmaceuticals, a biopharmaceutical company focused on the discovery, development and commercialization of small-molecule drugs for the treatment of cancer, was a top detractor from performance. The company has developed two drug assets, one approved for chronic myeloid leukemia (“CML”) and the other a lung cancer drug still in development. During the fourth quarter of 2013, ARIAD Pharmaceutical’s stock declined after the Food & Drug Administration (“FDA”) placed a partial clinical hold on enrollment in all trials of Iclusig, the company’s approved CML drug, due to the risk of blood clots among participants. Subsequently, the company halted the phase 3 trial and active marketing of Iclusig. Given the unexpected material setback, we exited the Fund’s position in favor of other opportunities with what we considered to be more attractive risk/return profiles.

The Fund’s holding in EMC also detracted from its performance. During the fourth quarter of 2013, EMC’s shares steeply declined as the company reported disappointing third quarter earnings, citing that its results were challenged by weaker U.S. government sales, the timing of order fulfillment and lower than expected hardware volumes. Further, the company reduced both full year revenue and earnings guidance. Despite the weakness, at the end of the Reporting Period, we continued to believe EMC was one of the best positioned information technology hardware vendors in the industry and continued to be attractively valued. Over the long term, we remain positive on the company’s opportunity to benefit from improving storage fundamentals and heightened enterprise spending. We also believed the market was underappreciating EMC’s ability to increase revenues and gain share as it expanded its product offerings to compete in new markets.

Shares of ConAgra Foods declined as the company lowered its full year 2014 earnings outlook, driven by challenging industry conditions and broad-based weakness throughout its business. Despite the weakness, at the end of the Reporting Period, we continued to expect improvement in company fundamentals, particularly in its private label and commercial foods business margins. Additionally, we believed significant synergies from the company’s previously announced Ralcorp acquisition could provide earnings per share growth. Lastly, we believed the company’s stock was attractively valued at the end of the Reporting Period, and we saw potential upside given its high rate of free cash flow generation coupled with its opportunity to reduce balance sheet leverage.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We initiated a Fund position in Gap, an apparel retail company with more than 3,500 store locations and an accelerating e-commerce business. In our view, Gap is a high quality business led by a strong management team. We also believe Gap’s shares, at the time of purchase, did not fully reflect recent structural improvements, such as reducing its square footage by approximately 30%, which have, in our

PORTFOLIO RESULTS

view, put the business in a position to accelerate growth domestically and expand its international presence. Additionally, we believe the retailer stands to benefit from its strong inventory and supply chain management. Lastly, we believe the company remains in a position to potentially increase shareholder value, as it recently participated in significant share repurchase activity.

We established a Fund position in telecommunication services giant Verizon Communications. Verizon Communications and its peers have been negatively impacted by changes in upgrade policies by North American carriers. The company has also come under pressure due to its 2014 free cash flow guidance and technical pressures, creating a buying opportunity, in our view. We believe Verizon Communications has some of the best assets in the telecommunications industry. We also believe it offers an attractive dividend yield currently and, in our opinion, its top line and earnings per share can grow over the next few years.

Conversely, we eliminated the Fund’s position in BP, one of the largest integrated oil companies in the world. Shares of BP performed well during 2013 and also during February 2014 after announcing solid fourth calendar quarter results due to strong execution. BP’s management continued its course of shareholder friendly actions during the Reporting Period, including its commitment to an $8 billion share repurchase program. We trimmed the Fund’s position on strength early in 2014 and ultimately exited the position completely in favor of names with what we considered to be better risk/reward profiles.

Strict to our sell discipline, we exited the Fund’s position in reinsurance and insurance underwriting company Everest Re Group, as the stock approached our probability-weighted price target. We also believed the company may have limited room for further margin improvement going forward.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the benchmark index in telecommunication services increased. The Fund’s exposure to information technology decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2014?

A	At the end of February 2014, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, information technology and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, utilities and energy and was rather neutrally weighted to the Russell Index in consumer staples, industrials, materials and telecommunication services.

FUND BASICS

Large Cap Value Fund

as of February 28, 2014

PERFORMANCE REVIEW
September 1, 2013–February 28, 2014	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	13.66%	13.46%
Class B	13.22	13.46
Class C	13.24	13.46
Institutional	13.91	13.46
Service	13.60	13.46
Class IR	13.80	13.46
Class R	13.56	13.46

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000® Value Index (with dividends reinvested) is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	25.26%	14.00%	6.41%	5.52%	12/15/99
Class B	26.61	14.20	6.36	5.48	12/15/99
Class C	30.61	14.45	6.21	5.14	12/15/99
Institutional	33.20	15.75	7.44	6.35	12/15/99
Service	32.41	15.18	6.90	5.86	12/15/99
Class IR	32.92	15.58	N/A	4.42	11/30/07
Class R	32.30	15.01	N/A	3.92	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.16%	1.19%
Class B	1.91	1.94
Class C	1.91	1.94
Institutional	0.76	0.79
Service	1.26	1.29
Class IR	0.91	0.94
Class R	1.41	1.44

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/14[5]
Holding	% of Net Assets	Line of Business
Exxon Mobil Corp.	5.0%	Oil, Gas & Consumable Fuels
General Electric Co.	4.8	Industrial Conglomerates
Bank of America Corp.	3.4	Commercial Banks
Devon Energy Corp.	3.2	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	3.1	Commercial Banks
Citigroup, Inc.	2.9	Commercial Banks
American International Group, Inc.	2.9	Insurance
Merck & Co., Inc.	2.8	Pharmaceuticals
UnitedHealth Group, Inc.	2.8	Health Care Providers & Services
EMC Corp.	2.4	Computers & Peripherals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its total net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its total net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 15.71%, 15.30%, 15.26%, 15.95%, 15.64%, 15.85% and 15.55%, respectively. These returns compare to the 17.19% cumulative total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the Russell Index was stock selection in the information technology, industrials and health care sectors. Effective stock selection in the consumer staples and consumer discretionary sectors helped the Fund’s relative results most. Having an underweighted allocation to utilities, which was the weakest sector in the Russell Index during the Reporting Period, also buoyed results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in aerospace company Triumph, oncology-focused pharmaceuticals company ARIAD Pharmaceuticals and global data solutions provider Teradata.

Shares of Triumph declined early in the Reporting Period after announcing production rate cuts resulting largely from decreased demand for Boeing’s 747, for which the company supplies fuselage parts. Shares fell again after its management announced its profit margins would compress due to greater labor and transportation costs related to the Boeing 747 program and also separately announced it would end production of the C-17 military cargo jet in 2015. In January 2014, Triumph’s shares traded sharply lower after the company reported weaker than expected fourth quarter 2013 results and, in our view, gave conservative forward looking earnings estimates. Its management cited additional charges to the 747-8 program and weakness in military spending behind its forward looking guidance. We added to the Fund’s position on weakness given our anticipation of an improvement in demand in 2014 and our positive view on its management’s ability to meet expectations, contain recent production issues and strengthen margins. Finally, we

PORTFOLIO RESULTS

believe its recent acquisitions of General Donlee, a precision machine products manufacturer, and Primus Composites, a global composites supplier, should be accretive to its business.

Within the health care sector, ARIAD Pharmaceuticals, a biopharmaceutical company focused on the discovery, development and commercialization of small-molecule drugs for the treatment of cancer, was a top detractor from performance. The company has developed two drug assets, one approved for chronic myeloid leukemia (“CML”) and the other a lung cancer drug still in development. During the fourth quarter of 2013, ARIAD Pharmaceutical’s stock declined after the Food & Drug Administration (“FDA”) placed a partial clinical hold on enrollment in all trials of Iclusig, the company’s approved CML drug, due to the risk of blood clots among participants. Subsequently, the company halted the phase 3 trial and active marketing of Iclusig. Given the unexpected material setback, we exited the Fund’s position in favor of other opportunities with what we considered to be more attractive risk/return profiles.

Teradata was a top detractor from the Fund’s relative results during the Reporting Period. Its shares declined after guiding third quarter 2013 revenue and earnings per share below expectations while also lowering its full year revenue and adjusted earnings outlook. The company cited weakness in its Asia, Pacific and Japan, and Middle East and Africa markets as challenges to its performance. Although we believe the company’s exposure to U.S. and European markets may provide potential upside going forward, we ultimately decided to exit the position in favor of names where our conviction was higher.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in specialty coffee and coffeemakers company Green Mountain Coffee Roasters, industrial conglomerate Textron and gaming, hospitality and entertainment company MGM Resorts International.

Shares of Green Mountain Coffee Roasters gained after the announcement that Coca-Cola would purchase a 10% stake in the company, while additionally entering into a 10-year agreement to explore producing Coca-Cola products for use with its Keurig Cold beverage system. We initiated the Fund’s position in the company during the Reporting Period because we believed K-Cups, the company’s single-serve beverage pods, could experience significant growth over the next several years, driven by installed base growth. We were also positive on the company’s new chief executive officer and its management’s increased focus on returns and margin expansion. However, following the stock’s strong performance, we exited the Fund’s position in Green Mountain Coffee Roasters and redeployed capital into names where we saw greater upside potential. (As of March 10, 2014, Green Mountain Coffee Roasters changed its company name to Keurig Green Mountain.)

Textron’s businesses include global brands, such as Cessna and Bell Helicopter. Its shares rose sharply after the company announced it had agreed to acquire Beechcraft, an aircraft manufacturer, in a cash deal worth approximately $1.4 billion. We believe the deal has enhanced Textron’s competitive positioning at a time when the industry backdrop seems to be improving after a prolonged period of weakness in the business jet market.

MGM Resorts International performed well, benefiting from positive convention trends and improving casino revenues. At the end of the Reporting Period, we were positive on the company’s free cash flow outlook, with upside potential driven by increasing revenue per available room and gaming revenue in the U.S. with high incremental margins and continued growth by MGM Macau.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We initiated a Fund position in Crane, an engineered industrial products manufacturer that provides products and solutions to customers in the aerospace, electronics, hydrocarbon processing, petrochemical, chemical, power generation, automated merchandising, transportation and other markets. We believe Crane has a solid collection of niche businesses, each with fairly attractive end markets and

PORTFOLIO RESULTS

a high percent of recurring revenue. In our view, Crane has historically exhibited strong return on invested capital and capital allocation. We also believe Crane has a strong balance sheet and an attractive free cash flow yield. We are positive on the company management team and believe the company’s share price at the time of purchase did not reflect potential accretion from its recent acquisition of MEI Conlux Holdings, which makes bank note handling machines.

We established a Fund position in Terex, a diversified global machinery company. In our view, Terex was attractive relative to its peers due to its high exposure to U.S. non-residential construction and to Europe. We also felt the company was undervalued given what we see as its cyclical upside, strong free cash flow and room for improved capital allocation. Overall, we view Terex as a better business than many believe with multiple ways to win, but primarily by being a free cash flow restructuring story with an option on a U.S. non-residential construction or European recovery along with improved capital allocation. Finally, we believe Terex’s depressed valuation, strong free cash flow and multiple business segments make the company a potential candidate to participate in an active merger and acquisition environment.

Conversely, we sold the Fund’s position in Pioneer Natural Resources, an independent oil and gas exploration and production company focused on onshore U.S. properties, primarily in the Permian and Eagle Ford basins. The company had reported mixed fourth quarter 2013 results. In our view, the company’s valuation seemed less attractive by the end of the Reporting Period, and we decided to exit the position in favor of higher conviction ideas.

We eliminated the Fund’s position in Parker-Hannifin, a manufacturer of motion and control technologies and systems. Strict to our sell discipline, as the stock approached our probability-weighted price target, we rotated the capital into names that we believe have a more favorable risk/reward profile.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocation compared to the benchmark index in industrials increased as did its position in cash. The Fund’s exposure to the financials and energy sectors decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2014?

A	At the end of February 2014, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, industrials, health care and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in utilities and financials and was rather neutrally weighted to the Russell Index in consumer staples, energy and materials. The Fund had no allocation to telecommunication services at the end of February 2014.

FUND BASICS

Mid Cap Value Fund

as of February 28, 2014

PERFORMANCE REVIEW
September 1, 2013–February 28, 2014	Fund Total Return (based on NAV)[1]	Russell Midcap® Value Index[2]
Class A	15.71%	17.19%
Class B	15.30	17.19
Class C	15.26	17.19
Institutional	15.95	17.19
Service	15.64	17.19
Class IR	15.85	17.19
Class R	15.55	17.19

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	25.15%	17.88%	9.21%	9.01%	8/15/97
Class B	25.58	18.07	9.16	9.00	8/15/97
Class C	30.26	18.31	9.01	8.58	8/15/97
Institutional	32.97	19.68	10.27	11.85	8/1/95
Service	32.28	19.09	9.74	9.43	7/18/97
Class IR	32.77	19.51	N/A	7.62	11/30/07
Class R	32.11	N/A	N/A	18.11	1/6/09

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.14%	1.14%
Class B	1.89	1.89
Class C	1.89	1.89
Institutional	0.74	0.74
Service	1.24	1.24
Class IR	0.89	0.89
Class R	1.39	1.39

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus. Waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the expense ratios may change.

TOP TEN HOLDINGS AS OF 2/28/14[5]
Holding	% of Net Assets	Line of Business
Agilent Technologies, Inc.	2.1%	Life Sciences Tools & Services
M&T Bank Corp.	2.0	Commercial Banks
Cardinal Health, Inc.	1.8	Health Care Providers & Services
Textron, Inc.	1.8	Aerospace & Defense
Lincoln National Corp.	1.8	Insurance
Triumph Group, Inc.	1.7	Aerospace & Defense
Invesco Ltd.	1.7	Capital Markets
AvalonBay Communities, Inc.	1.6	Real Estate Investment Trusts
Chesapeake Energy Corp.	1.6	Oil, Gas & Consumable Fuels
Principal Financial Group, Inc.	1.5	Insurance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its total net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its total net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Small Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 17.43%, 17.02%, 17.03%, 17.68%, 17.39%, 17.61% and 17.31%, respectively. These returns compare to the 16.23% cumulative total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the financials, information technology and materials sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was weak stock selection in the health care, consumer discretionary and energy sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in paper and packaging company KapStone Paper and Packaging, methanol producer Methanex and full-service commercial bank Signature Bank.

KapStone Paper and Packaging’s third quarter 2013 earnings exceeded consensus expectations, causing its shares to rally. During the third calendar quarter, the company completed its acquisition of Longview Fibre Paper and Packaging, reflected in part in KapStone Paper and Packaging’s earnings. The company’s fourth calendar quarter results missed investor expectations due to production-related issues. However, the company generated impressive free cash flow, and its management noted improving demand, solid mill backlogs and potential for continued synergies from its Longview Fibre Paper and Packaging acquisition. At the end of the Reporting Period, we continued to like the company’s management team and foresaw potentially higher profitability from industry consolidation, which could also allow for increased pricing power.

Shares of Methanex rose on both third and fourth quarter 2013 results beating analyst expectations. Its results were supported by rising methanol prices, healthy demand in its end markets, supply constraints from global competitors and decreased average cash costs. At the end of the Reporting

PORTFOLIO RESULTS

Period, we continued to believe Methanex would benefit from rising global demand for its products, a trend we believe was not fully captured in the company’s valuation.

Signature Bank performed well, with its shares rallying strongly after the company reported third and fourth quarter 2013 earnings that exceeded consensus expectations. During the Reporting Period, Signature Bank experienced significant growth in loans and deposits in its home New York City market. Combined with core net interest margin expansion, this resulted in above expectation growth in net interest income. Investors were also positive on Signature Bank’s steps toward fully taking advantage of the company’s strong deposit franchise. At the end of the Reporting Period, we believed Signature Bank should continue to post above average earnings growth, as it continues to hire new business teams that could generate new loans and deposits. In our view, Signature Bank has a conservative loan-to-deposit ratio, and its profitability continues to improve as it invests its excess liquidity in higher-yielding loans, while also operating an efficient model.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in independent energy exploration and production company Rex Energy, semiconductor manufacturer Semtech and over-the-counter health care and household cleaning products distributor Prestige Brands Holdings.

Shares of Rex Energy declined after releasing third quarter 2013 earnings that missed analyst expectations and lowering fourth quarter 2013 production guidance. Although its well results at the Marcellus and Upper Devonian shales were strong, its earnings were adversely impacted by weak natural gas liquids prices. Rex Energy’s fourth quarter 2013 results were relatively in line with expectations, but its first quarter 2014 guidance was modestly weaker due to processing capacity not coming online sooner. At the end of the Reporting Period, we believed Rex Energy was well positioned in areas that could experience significant production growth going forward, and we were positive on its management’s focus on improving the company’s operational performance. In addition, we were constructive on Rex Energy’s exposure to natural gas, and we continued to view its shares as trading at a discount to the company’s underlying business fundamentals and prospects.

Shares of Semtech declined substantially after the company negatively preannounced fourth fiscal quarter results in mid-December 2013. The company announced expectations for revenue to be down quarter-on-quarter and also below consensus expectations. Semtech also expected its earnings per share to be less than anticipated. The company blamed a six-month delay in the ramp of a mobile product and setbacks related to carrier spending as reasons for challenged performance. At the end of the Reporting Period, we remained positive on the company’s management team. While recent results were disappointing, the company continues to make what we believe are shareholder-friendly decisions, including a recent headcount reduction, which is expected to reduce its operating expenses and the authorization of a new share repurchase program.

Prestige Brands Holdings detracted from the Fund’s relative results, pressured by greater competition in the cold remedy market and a weaker year-over-year cold and flu season generally. Based on these issues, the company lowered its guidance and market expectations. At the end of the Reporting Period, we remained positive on Prestige Brands Holdings’ management team. We believed the company was enhancing its brands through advertising, growing profitability and may be a potential acquisition candidate going forward.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in engineering and construction services firm EMCOR Group. We believe the company’s challenges in 2013, related to two problem contracts and a recent acquisition, were short-term issues. We further believe the company’s earnings power may well increase in 2014 and 2015, and we are positive on its healthy balance sheet and its potential for capital redeployment. Lastly, we believe the company is well positioned to benefit from an improvement in non-residential construction.

PORTFOLIO RESULTS

We established a Fund position in Portland General Electric Company, a single-state regulated utility in the midst of a robust capital expenditure cycle, which, we believe could drive an attractive rate base and earning per share compound annual growth rate through 2016, supported by increasing electricity demand. We also anticipate dividend growth. At the time of purchase, its stock was trading at a significant discount to the small-cap regulated utilities group, due, in part, to three unrelated power outages the company experienced in 2013. However, all three plants were back in service by the end of the Reporting Period, and we have confidence that these outages were more one time in nature.

Conversely, we eliminated the Fund’s position in Diamondback Energy, an independent oil and natural gas company focused on exploration and production in West Texas. The company has posted impressive well results since its initial public offering in 2012 and was a top contributor to the Fund’s results in 2013. We sold the Fund’s position in Diamondback Energy, taking profits, as its valuation became richer, in our view.

We exited the Fund’s position in molecular diagnostic products developer Myriad Genetics due to greater than expected competition for the company, low pricing and litigation risk that increased during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocation compared to the benchmark index in consumer discretionary modestly increased. The Fund’s exposure to the energy sector modestly decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2014?

A	At the end of February 2014, the Fund was overweighted in materials and underweighted in financials and energy relative to the Russell Index. The Fund was rather neutrally weighted to the other seven sectors in the Russell Index at the end of February 2014.

FUND BASICS

Small Cap Value Fund

as of February 28, 2014

PERFORMANCE REVIEW
September 1, 2013–February 28, 2014	Fund Total Return (based on NAV)[1]	Russell 2000® Value Index[2]
Class A	17.43%	16.23%
Class B	17.02	16.23
Class C	17.03	16.23
Institutional	17.68	16.23
Service	17.39	16.23
Class IR	17.61	16.23
Class R	17.31	16.23

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	30.68%	19.60%	9.23%	11.03%	10/22/92
Class B	31.64	19.84	9.19	10.24	5/1/96
Class C	36.10	20.07	9.04	9.11	8/15/97
Institutional	38.82	21.46	10.30	10.38	8/15/97
Service	38.12	20.86	9.75	9.83	8/15/97
Class IR	38.60	21.26	N/A	10.99	11/30/07
Class R	37.91	20.68	N/A	10.46	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.38%	1.42%
Class B	2.13	2.17
Class C	2.13	2.17
Institutional	0.98	1.02
Service	1.48	1.52
Class IR	1.13	1.17
Class R	1.63	1.67

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/14[5]
Holding	% of Net Assets	Line of Business
Southwest Gas Corp.	1.1%	Gas Utilities
Cleco Corp.	1.1	Electric Utilities
Esterline Technologies Corp.	1.0	Aerospace & Defense
Bank of the Ozarks, Inc.	1.0	Commercial Banks
Rex Energy Corp.	1.0	Oil, Gas & Consumable Fuels
CNO Financial Group, Inc.	1.0	Insurance
American Campus Communities, Inc.	0.9	Real Estate Investment Trusts
Texas Capital Bancshares, Inc.	0.9	Commercial Banks
PolyOne Corp.	0.9	Chemicals
Kapstone Paper and Packaging Corp	0.9	Paper & Forest Products

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in small- and mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index and the Russell Midcap® Value Index, respectively, at the time of investment. As of September 30, 2013, the capitalization range of the companies in these indexes was between $42.39 million and $25.79 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may also invest in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may invest in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index and the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

The Goldman Sachs Small/Mid Cap Value Fund (the “Fund”) commenced operations on January 31, 2014. Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Fund’s performance and positioning for the one-month period from the Fund’s commencement through February 28, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 4.30%, 4.20%, 4.30%, 4.30% and 4.30%, respectively. These returns compare to the 4.92% cumulative total return of the Fund’s benchmark, the Russell 2500® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s relative results most was stock selection in the energy, financials and consumer discretionary sectors. Having a portion of assets in cash during a strong month in the U.S. equity markets also detracted. Effective stock selection in the materials, information technology and industrials sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in independent oil and gas exploration and production company SM Energy, aerospace company Triumph Group and specialty financial services company Ocwen Financial.

SM Energy has operations focused in the South Texas, Gulf Coast, mid-continent, Rocky Mountain and Permian Basin regions. SM Energy reported fourth quarter 2013 results that were weaker than expected, largely based on revisions to its Eagle Ford shale valuations. The company continues to develop a new position in the Permian Basin Wolfcamp shale, which is an area where we have had high conviction due to strengthening levels of production. We believe SM Energy is led by a disciplined management team, and we anticipate solid production and reserve growth going forward.

Shares of Triumph Group declined at the beginning of February 2014 based on its management’s conservative guidance following weaker than expected third fiscal quarter results announced at the end of January. Shares also traded lower during the month seemingly after Triumph Group announced the election of a new chief financial officer, although our fundamental views were unchanged on the

PORTFOLIO RESULTS

news. Additionally, we found it positive that Triumph Group increased its repurchase program by five million shares at the end of February 2014, and we believe additional shareholder friendly actions remain a potential catalyst for the stock. We also believe the company is positioned to benefit from a pick-up in the demand cycle during 2014, and we remained, at the end of the Reporting Period, positive regarding its management’s ability to meet expectations, contain its recent production issues and strengthen margins.

Ocwen Financial is a financial services company specializing in the servicing of non-prime mortgage loans. Our original investment thesis was supported by the company’s low-cost business model, commitment to efficiency and above-average return profile. However, during the Reporting Period, following disappointing performance and increased concerns related to the regulatory environment, we exited the Fund’s position in the company and transitioned capital into higher conviction names.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in retail jewelry store operator Zale, communications and specialty wire and cable products distributor Anixter International and methanol producer Methanex.

Shares of Zale rose sharply during the Reporting Period upon Signet Jewelers’ agreement on February 19, 2014 to acquire Zale for $21.00 per share in cash, which represented a significant premium to Zale’s pre-announcement stock price.

Anixter International performed strongly after it reported fourth quarter 2013 revenue and earnings per share above expectations, largely due to strong organic revenue growth. Also, there was speculation surrounding a possible sale of the company.

Shares of Methanex rose following fourth quarter 2013 results beating analyst expectations. Its results were supported by rising methanol prices, healthy demand in its end markets, supply constraints from global competitors and decreased average cash costs. At the end of the Reporting Period, we continued to believe Methanex would benefit from rising global demand for its products, a trend we believe was not fully captured in the company’s valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	With the Fund launching on January 31, 2014, it was not a matter of making significant purchases or sales or of making changes in the Fund’s weightings during the Reporting Period but rather of building the Fund’s portfolio in a prudent manner to reach its fully invested status.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2014?

A	At the end of February 2014, the Fund was overweighted in materials and consumer discretionary and underweighted in financials relative to the Russell Index. The Fund was rather neutrally weighted to the other seven sectors in the Russell Index at the end of February 2014.

FUND BASICS

Small/Mid Cap Value Fund

as of February 28, 2014

PERFORMANCE REVIEW
January 31, 2014–February 28, 2014	Fund Total Return (based on NAV)[1]	Russell 2500® Value Index[2]
Class A	4.30%	4.92%
Class C	4.20	4.92
Institutional	4.30	4.92
Class IR	4.30	4.92
Class R	4.30	4.92

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500® Value Index is composed of the smallest 2,500 of the 3,000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecast growth values. It is calculated by Frank Russell Company, and reflects reinvestment of all dividends and capital gains. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

FUND BASICS

EXPENSE RATIOS[2]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.33%	3.18%
Class C	2.08	3.93
Institutional	0.93	2.78
Class IR	1.08	2.93
Class R	1.58	3.43

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/ or expense limitations) and before waivers (gross of applicable fee waivers and/ or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least January 31, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/14[5]
Holding	% of Net Assets	Line of Business
Hanesbrands, Inc.	1.8%	Textiles, Apparel & Luxury Goods
Esterline Technologies Corp.	1.3	Aerospace & Defense
Signature Bank	1.3	Commercial Banks
Mohawk Industries, Inc.	1.2	Household Durables
Carlisle Cos., Inc.	1.2	Industrial Conglomerates
Lennar Corp. Class A	1.1	Household Durables
Methanex Corp.	1.1	Chemicals
KapStone Paper and Packaging Corp.	1.1	Paper & Forest Products
WESCO International, Inc.	1.1	Trading Companies & Distributors
Constellation Brands, Inc. Class A	1.0	Beverages

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments

February 28, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 98.9%
Aerospace & Defense – 2.6%
90,600	Textron, Inc.	$3,596,820
66,224	The Boeing Co.	8,537,598

		12,134,418

Air Freight & Logistics – 1.0%
89,243	C.H. Robinson Worldwide, Inc.	4,628,142

Biotechnology* – 0.8%
49,444	Vertex Pharmaceuticals, Inc.	3,998,042

Chemicals – 1.8%
96,045	Eastman Chemical Co.	8,397,214

Commercial Banks – 12.3%
719,179	Bank of America Corp.	11,888,029
145,963	Citigroup, Inc.	7,098,181
90,480	Comerica, Inc.	4,359,326
106,658	HSBC Holdings PLC ADR	5,630,476
329,626	JPMorgan Chase & Co.	18,729,349
133,347	SunTrust Banks, Inc.	5,024,515
126,003	U.S. Bancorp	5,183,763

		57,913,639

Commercial Services & Supplies – 1.2%
141,033	Waste Management, Inc.	5,852,869

Communications Equipment – 2.0%
141,082	Cisco Systems, Inc.	3,075,587
86,930	QUALCOMM, Inc.	6,544,960

		9,620,547

Computers & Peripherals – 3.8%
15,758	Apple, Inc.	8,292,490
357,967	EMC Corp.	9,439,590

		17,732,080

Consumer Finance – 2.4%
75,563	Capital One Financial Corp.	5,548,591
233,393	SLM Corp.	5,587,428

		11,136,019

Diversified Telecommunication Services – 1.3%
124,497	Verizon Communications, Inc.	5,923,567

Electric Utilities – 1.9%
204,549	FirstEnergy Corp.	6,296,018
28,096	NextEra Energy, Inc.	2,567,694

		8,863,712

Energy Equipment & Services – 1.9%
154,446	Halliburton Co.	8,803,422

Food & Staples Retailing – 2.2%
186,976	The Kroger Co.	7,841,773
32,157	Wal-Mart Stores, Inc.	2,402,128

		10,243,901

Common Stocks – (continued)
Food Products – 1.3%
220,818	ConAgra Foods, Inc.	$6,271,231

Health Care Equipment & Supplies – 2.9%
39,245	C.R. Bard, Inc.	5,657,559
111,707	Covidien PLC	8,037,319

		13,694,878

Health Care Providers & Services – 2.2%
137,217	UnitedHealth Group, Inc.	10,602,758

Hotels, Restaurants & Leisure – 2.0%
113,097	Starwood Hotels & Resorts Worldwide, Inc.	9,325,979

Household Products – 0.7%
44,626	The Procter & Gamble Co.	3,510,281

Industrial Conglomerates – 5.0%
920,557	General Electric Co.	23,446,587

Insurance – 7.9%
239,695	American International Group, Inc.*	11,929,620
66,926	MetLife, Inc.	3,391,140
122,288	Prudential Financial, Inc.	10,343,119
197,779	The Hartford Financial Services Group, Inc.	6,959,843
54,659	The Travelers Cos., Inc.	4,582,611

		37,206,333

Internet Software & Services* – 1.1%
86,074	eBay, Inc.	5,058,569

Machinery – 0.8%
40,440	Caterpillar, Inc.	3,921,467

Media – 3.5%
85,525	CBS Corp. Class B	5,737,017
67,776	Liberty Global PLC Class A*	5,866,013
56,060	Viacom, Inc. Class B	4,918,144

		16,521,174

Multi-Utilities – 1.4%
151,829	PG&E Corp.	6,689,586

Oil, Gas & Consumable Fuels – 12.9%
67,132	Apache Corp.	5,322,896
68,803	BP PLC ADR	3,482,120
63,341	ConocoPhillips	4,212,177
237,848	Devon Energy Corp.	15,322,168
262,595	Exxon Mobil Corp.	25,280,021
49,861	MarkWest Energy Partners LP	3,183,625
114,121	NGL Energy Partners LP	4,138,027

		60,941,034

Pharmaceuticals – 9.3%
140,178	Eli Lilly & Co.	8,356,011
362,907	Merck & Co., Inc.	20,682,070

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – (continued)
458,455	Pfizer, Inc.	$14,720,990

		43,759,071

Real Estate Investment Trusts – 3.3%
43,168	American Tower Corp.	3,516,897
39,136	AvalonBay Communities, Inc.	5,047,370
445,668	MFA Financial, Inc.	3,502,951
22,015	Simon Property Group, Inc.	3,550,799

		15,618,017

Semiconductors & Semiconductor Equipment – 1.7%
218,189	Altera Corp.	7,922,443

Software – 2.7%
173,039	Microsoft Corp.	6,629,124
161,740	Oracle Corp.	6,325,651

		12,954,775

Specialty Retail – 3.4%
175,480	L Brands, Inc.	9,884,788
145,274	The Gap, Inc.	6,355,738

		16,240,526

Thrifts & Mortgage Finance – 1.6%
486,581	New York Community Bancorp, Inc.	7,775,564

TOTAL COMMON STOCKS
(Cost $384,249,879)		$466,707,845

Shares	Interest Rate	Maturity Date	Value

Convertible Preferred Stock(a) – 0.5%
Electric Utilities – 0.5%
PPL Corp.
46,808	8.750%	05/01/14	$2,479,888
(Cost $2,340,400)

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 0.9%
Repurchase Agreement – 0.9%
Joint Repurchase Agreement Account II
$4,200,000	0.055%	03/03/14	$4,200,000
(Cost $4,200,000)

TOTAL INVESTMENTS – 100.3%
(Cost $390,790,279)			$473,387,733

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(1,434,570)

NET ASSETS – 100.0%			$471,953,163

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Joint repurchase agreement was entered into on February 28, 2014. Additional information appears on page 47.

Investment Abbreviation:
ADR	— American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments

February 28, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 99.2%
Aerospace & Defense – 2.5%
310,698	Textron, Inc.	$12,334,711
221,897	The Boeing Co.	28,606,961

		40,941,672

Air Freight & Logistics – 1.0%
306,044	C.H. Robinson Worldwide, Inc.	15,871,442

Automobiles* – 0.7%
321,522	General Motors Co.	11,639,096

Beverages – 0.8%
120,194	Anheuser-Busch InBev NV ADR	12,573,494

Biotechnology* – 0.8%
169,123	Vertex Pharmaceuticals, Inc.	13,675,286

Capital Markets – 2.0%
149,418	Ameriprise Financial, Inc.	16,285,068
505,189	Morgan Stanley, Inc.	15,559,821

		31,844,889

Chemicals – 2.2%
293,577	Eastman Chemical Co.	25,667,437
217,430	The Dow Chemical Co.	10,591,015

		36,258,452

Commercial Banks – 10.8%
3,320,323	Bank of America Corp.	54,884,939
972,261	Citigroup, Inc.	47,281,053
171,409	Comerica, Inc.	8,258,486
874,779	JPMorgan Chase & Co.	49,704,943
416,680	SunTrust Banks, Inc.	15,700,502

		175,829,923

Commercial Services & Supplies – 1.1%
432,925	Waste Management, Inc.	17,966,388

Computers & Peripherals – 4.3%
58,383	Apple, Inc.	30,723,470
1,456,251	EMC Corp.	38,401,339

		69,124,809

Consumer Finance – 3.4%
369,309	Capital One Financial Corp.	27,118,360
1,168,907	SLM Corp.	27,983,634

		55,101,994

Diversified Telecommunication Services – 1.7%
579,445	Verizon Communications, Inc.	27,569,993

Electric Utilities – 1.9%
495,840	FirstEnergy Corp.	15,261,955
170,474	NextEra Energy, Inc.	15,579,619

		30,841,574

Energy Equipment & Services – 1.7%
498,956	Halliburton Co.	28,440,492

Common Stocks – (continued)
Food & Staples Retailing – 1.9%
629,872	The Kroger Co.	$26,416,832
56,552	Wal-Mart Stores, Inc.	4,224,434

		30,641,266

Food Products – 0.8%
464,155	ConAgra Foods, Inc.	13,182,002

Health Care Equipment & Supplies – 3.7%
114,168	C.R. Bard, Inc.	16,458,459
303,446	Covidien PLC	21,832,940
366,417	Medtronic, Inc.	21,713,871

		60,005,270

Health Care Providers & Services – 2.8%
584,557	UnitedHealth Group, Inc.	45,168,719

Hotels, Restaurants & Leisure – 1.7%
356,668	MGM Resorts International*	9,826,203
216,351	Starwood Hotels & Resorts Worldwide, Inc.	17,840,304

		27,666,507

Household Durables* – 0.8%
330,698	Toll Brothers, Inc.	12,900,529

Household Products – 0.7%
154,011	The Procter & Gamble Co.	12,114,505

Industrial Conglomerates – 4.8%
3,073,628	General Electric Co.	78,285,305

Insurance – 7.8%
943,060	American International Group, Inc.	46,936,096
209,534	MetLife, Inc.	10,617,088
439,742	Prudential Financial, Inc.	37,193,378
605,438	The Hartford Financial Services Group, Inc.	21,305,363
127,777	The Travelers Cos., Inc.	10,712,824

		126,764,749

Internet & Catalog Retail – 0.7%
142,787	Expedia, Inc.	11,213,063

Internet Software & Services* – 1.3%
366,192	eBay, Inc.	21,521,104

Machinery – 1.0%
172,759	Caterpillar, Inc.	16,752,440

Media – 4.4%
346,558	CBS Corp. Class B	23,247,110
346,662	Liberty Global PLC Class A*	30,003,596
207,768	Viacom, Inc. Class B	18,227,487

		71,478,193

Multi-Utilities – 1.3%
476,206	PG&E Corp.	20,981,636

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 11.3%
337,865	Apache Corp.	$26,789,316
798,040	Devon Energy Corp.	51,409,737
846,865	Exxon Mobil Corp.	81,527,693
577,805	Southwestern Energy Co.*	23,886,459

		183,613,205

Personal Products – 1.1%
251,711	The Estee Lauder Cos., Inc. Class A	17,327,785

Pharmaceuticals – 7.8%
100,248	Allergan, Inc.	12,731,496
434,652	Eli Lilly & Co.	25,909,606
811,752	Merck & Co., Inc.	46,261,747
238,518	Mylan, Inc.*	13,254,445
886,445	Pfizer, Inc.	28,463,749

		126,621,043

Real Estate Investment Trusts – 1.2%
148,450	AvalonBay Communities, Inc.	19,145,597

Semiconductors & Semiconductor Equipment – 3.1%
623,825	Altera Corp.	22,651,085
622,579	Applied Materials, Inc.	11,804,098
619,151	Intel Corp.	15,330,179

		49,785,362

Software – 3.3%
213,586	Adobe Systems, Inc.*	14,654,136
777,886	Microsoft Corp.	29,800,813
229,376	Oracle Corp.	8,970,895

		53,425,844

Specialty Retail – 2.8%
387,800	L Brands, Inc.	21,844,774
522,019	The Gap, Inc.	22,838,331

		44,683,105

TOTAL COMMON STOCKS
(Cost $1,324,947,676)		$1,610,956,733

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 0.7%
Repurchase Agreement – 0.7%
Joint Repurchase Agreement Account II
$11,500,000	0.055%	03/03/14	$11,500,000
(Cost $11,500,000)

TOTAL INVESTMENTS – 99.9%
(Cost $1,336,447,676)			$1,622,456,733

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			1,091,813

NET ASSETS – 100.0%			$1,623,548,546

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 28, 2014. Additional information appears on page 47.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

February 28, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 97.8%
Aerospace & Defense – 3.5%
4,599,908	Textron, Inc.	$182,616,347
2,705,669	Triumph Group, Inc.(a)	176,409,619

		359,025,966

Airlines* – 1.0%
2,175,884	United Continental Holdings, Inc.	97,827,745

Auto Components – 1.3%
2,016,124	Delphi Automotive PLC	134,213,375

Beverages* – 0.7%
904,915	Constellation Brands, Inc. Class A	73,325,262

Building Products* – 0.9%
1,630,605	Armstrong World Industries, Inc.	89,503,908

Capital Markets – 2.8%
4,953,632	Invesco Ltd.	169,909,578
2,228,558	Raymond James Financial, Inc.	117,623,291

		287,532,869

Chemicals – 2.6%
632,293	Ashland, Inc.	59,669,491
1,848,306	Celanese Corp. Series A	98,681,057
1,366,295	The Valspar Corp.	102,130,551

		260,481,099

Commercial Banks – 5.9%
1,271,577	CIT Group, Inc.	61,900,368
1,527,123	First Republic Bank	79,364,582
11,919,380	Huntington Bancshares, Inc.	113,591,692
1,716,012	M&T Bank Corp.	200,069,839
576,178	Signature Bank*	75,438,986
2,294,192	Zions Bancorp.	71,578,790

		601,944,257

Commercial Services & Supplies – 1.4%
3,261,671	Tyco International Ltd.	137,577,283

Communications Equipment* – 1.3%
447,619	F5 Networks, Inc.	50,285,518
3,143,486	Juniper Networks, Inc.	84,056,816

		134,342,334

Computers & Peripherals – 0.9%
2,211,724	NetApp, Inc.	89,375,767

Construction & Engineering – 0.7%
2,541,726	KBR, Inc.	70,202,472

Consumer Finance – 1.3%
5,591,267	SLM Corp.	133,854,932

Containers & Packaging – 1.1%
1,507,859	Packaging Corp. of America	109,907,843

Common Stocks – (continued)
Diversified Financial Services – 2.0%
2,460,293	ING US, Inc.	$88,250,710
2,967,186	The NASDAQ OMX Group, Inc.	113,910,270

		202,160,980

Electric Utilities – 3.6%
2,641,403	Edison International	138,330,275
3,720,610	FirstEnergy Corp.	114,520,376
3,774,720	Xcel Energy, Inc.	114,336,269

		367,186,920

Energy Equipment & Services* – 1.9%
2,029,150	Cameron International Corp.	129,987,349
685,402	Oil States International, Inc.	65,058,358

		195,045,707

Food & Staples Retailing – 1.0%
2,430,150	The Kroger Co.	101,920,491

Food Products – 1.5%
1,235,527	Ingredion, Inc.	81,347,098
1,739,729	Tyson Foods, Inc. Class A	68,632,309

		149,979,407

Health Care Equipment & Supplies – 2.1%
860,552	C.R. Bard, Inc.	124,057,176
2,182,958	CareFusion Corp.*	88,475,288

		212,532,464

Health Care Providers & Services – 6.0%
1,889,866	Aetna, Inc.	137,412,157
2,586,790	Cardinal Health, Inc.	185,033,089
1,206,045	Humana, Inc.	135,631,821
813,267	Laboratory Corp. of America Holdings*	76,072,995
1,847,486	Tenet Healthcare Corp.*	81,511,082

		615,661,144

Hotels, Restaurants & Leisure – 2.3%
3,317,249	MGM Resorts International*	91,390,210
1,702,482	Starwood Hotels & Resorts Worldwide, Inc.	140,386,666

		231,776,876

Household Durables* – 1.7%
582,336	Mohawk Industries, Inc.	82,418,014
2,387,519	Toll Brothers, Inc.	93,137,116

		175,555,130

Independent Power Producers & Energy Traders* – 0.8%
4,119,426	Calpine Corp.	78,475,065

Industrial Conglomerates – 1.1%
1,434,434	Carlisle Cos., Inc.	113,779,305

Insurance – 8.3%
2,071,438	Arthur J. Gallagher & Co.	95,700,436
776,087	Everest Re Group Ltd.	115,823,224

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)
5,250,546	Genworth Financial, Inc. Class A*	$81,593,485
3,584,332	Lincoln National Corp.	179,682,563
3,449,556	Principal Financial Group, Inc.	156,437,364
204,470	Unum Group	7,111,467
2,092,195	Validus Holdings Ltd.	77,013,698
4,269,733	XL Group PLC	129,799,883

		843,162,120

Internet & Catalog Retail – 2.3%
1,118,004	Expedia, Inc.	87,796,854
5,121,081	Liberty Interactive Corp. Class A*	149,535,565

		237,332,419

IT Services – 1.7%
969,377	Global Payments, Inc.	68,176,284
9,971,957	Xerox Corp.	109,591,808

		177,768,092

Life Sciences Tools & Services – 2.1%
3,724,117	Agilent Technologies, Inc.	212,013,981

Machinery – 5.0%
1,859,421	Crane Co.	132,799,848
1,608,290	Stanley Black & Decker, Inc.	133,552,401
2,612,343	Terex Corp.	116,327,634
2,138,875	Timken Co.	129,102,495

		511,782,378

Media – 2.6%
965,640	AMC Networks, Inc. Class A*	73,407,953
878,296	Liberty Media Corp. Class A*	120,467,079
910,230	Scripps Networks Interactive Class A	73,947,085

		267,822,117

Metals & Mining – 0.8%
1,100,251	Reliance Steel & Aluminum Co.	76,225,389

Multi-Utilities – 2.0%
1,452,971	SCANA Corp.	71,922,064
1,438,436	Sempra Energy	135,889,049

		207,811,113

Multiline Retail – 0.9%
1,582,963	Macy’s, Inc.	91,590,239

Oil, Gas & Consumable Fuels – 5.9%
6,136,878	Chesapeake Energy Corp.	159,006,509
1,234,596	Cimarex Energy Co.	142,855,103
951,153	EQT Corp.	97,293,440
938,290	Range Resources Corp.	80,739,855
2,366,608	Tesoro Corp.	120,720,674

		600,615,581

Paper & Forest Products* – 0.9%
4,631,126	Louisiana-Pacific Corp.	87,018,858

Common Stocks – (continued)
Real Estate Investment Trusts – 6.9%
1,269,096	AvalonBay Communities, Inc.	$163,675,311
1,917,923	Camden Property Trust	127,925,464
5,346,436	DDR Corp.	88,857,766
3,772,717	Starwood Property Trust, Inc.	90,620,663
2,030,654	Tanger Factory Outlet Centers, Inc.	69,671,739
1,422,910	Taubman Centers, Inc.	100,244,010
6,181,143	Two Harbors Investment Corp.	64,160,264

		705,155,217

Semiconductors & Semiconductor Equipment – 5.4%
4,269,824	Altera Corp.	155,037,310
5,904,366	Applied Materials, Inc.	111,946,779
9,498,471	Atmel Corp.*	76,557,676
3,935,717	Maxim Integrated Products, Inc.	128,737,303
4,285,192	NVIDIA Corp.	78,761,829

		551,040,897

Software* – 2.6%
2,354,314	Citrix Systems, Inc.	141,376,556
1,727,849	PTC, Inc.	67,921,744
2,732,898	TIBCO Software, Inc.	59,549,847

		268,848,147

Textiles, Apparel & Luxury Goods – 1.0%
781,598	PVH Corp.	98,817,435

TOTAL COMMON STOCKS
(Cost $8,163,063,140)		$9,960,192,584

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 2.6%
Repurchase Agreement – 2.6%
Joint Repurchase Agreement Account II
$260,600,000	0.055%	03/03/14	$260,600,000
(Cost $260,600,000)

TOTAL INVESTMENTS – 100.4%
(Cost $8,423,663,140)			$10,220,792,584

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(38,087,019)

NET ASSETS – 100.0%			$10,182,705,565

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Joint repurchase agreement was entered into on February 28, 2014. Additional information appears on page 47.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments

February 28, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 96.4%
Aerospace & Defense – 2.7%
435,733	Cubic Corp.	$22,658,116
571,139	Esterline Technologies Corp.*	61,511,670
686,981	Moog, Inc. Class A*	42,544,733
325,222	Teledyne Technologies, Inc.*	31,865,252

		158,579,771

Air Freight & Logistics – 0.5%
620,096	Forward Air Corp.	26,825,353

Auto Components* – 0.9%
1,328,991	American Axle & Manufacturing Holdings, Inc.	25,689,396
454,500	Tenneco, Inc.	27,379,080

		53,068,476

Biotechnology* – 1.4%
646,837	Acorda Therapeutics, Inc.	23,700,108
2,033,105	Exact Sciences Corp.	27,345,262
2,050,008	Infinity Pharmaceuticals, Inc.	32,144,125

		83,189,495

Building Products* – 0.5%
471,946	NCI Building Systems, Inc.	8,051,399
254,483	Trex Co., Inc.	19,905,660

		27,957,059

Capital Markets – 2.6%
1,705,751	Apollo Investment Corp.	14,601,229
206,382	Cohen & Steers, Inc.	7,803,303
1,409,305	E*TRADE Financial Corp.*	31,667,083
462,041	Golub Capital BDC, Inc.	8,667,889
208,694	Manning & Napier, Inc.	3,065,715
724,904	New Mountain Finance Corp.	10,888,058
478,097	PennantPark Investment Corp.	5,469,430
34,770	Piper Jaffray Cos., Inc.*	1,456,863
439,752	Solar Capital Ltd.	9,771,289
244,241	Solar Senior Capital Ltd.	4,472,053
620,252	Stifel Financial Corp.*	29,827,919
158,124	TCP Capital Corp.	2,795,632
121,488	Virtus Investment Partners, Inc.*	22,494,718

		152,981,181

Chemicals – 3.9%
168,993	Axiall Corp.	6,839,147
459,655	H.B. Fuller Co.	22,284,074
97,566	Koppers Holdings, Inc.	3,857,760
713,941	Methanex Corp.	50,211,471
1,452,108	PolyOne Corp.	54,454,050
226,530	Quaker Chemical Corp.	17,506,238
1,071,847	Taminco Corp.*	24,352,364
302,173	W.R. Grace & Co.*	30,622,212
148,831	Westlake Chemical Corp.	19,843,637

		229,970,953

Common Stocks – (continued)
Commercial Banks – 14.6%
1,947,445	BancorpSouth, Inc.	$46,602,359
939,139	Bank of the Ozarks, Inc.	59,560,195
655,167	Banner Corp.	26,003,578
1,991,949	Boston Private Financial Holdings, Inc.	25,975,015
361,070	Bridge Capital Holdings*	8,022,975
745,840	CoBiz, Inc.	8,323,574
680,764	Community Bank System, Inc.	24,800,233
453,615	First Financial Bankshares, Inc.	27,434,635
430,872	First Financial Holdings, Inc.	26,386,601
1,031,863	First Midwest Bancorp, Inc.	17,201,156
836,063	Flushing Financial Corp.	17,323,225
1,529,969	Glacier Bancorp, Inc.	42,456,640
404,975	Heritage Financial Corp.	7,180,207
878,099	Home Bancshares, Inc.	29,469,003
421,993	Independent Bank Corp.	15,525,123
234,744	Independent Bank Group, Inc.	12,615,143
269,243	Lakeland Financial Corp.	10,231,234
1,276,838	MB Financial, Inc.	38,981,864
1,004,096	PacWest Bancorp	43,577,766
783,469	Pinnacle Financial Partners, Inc.	28,267,562
1,599,394	PrivateBancorp, Inc.	46,158,511
598,456	Prosperity Bancshares, Inc.	37,888,249
364,128	Sandy Spring Bancorp, Inc.	8,640,757
152,369	Sierra Bancorp	2,485,138
323,135	Signature Bank*	42,308,066
258,176	Southcoast Financial Corp.*	1,634,254
634,008	Southwest Bancorp, Inc.*	11,152,201
327,836	Sterling Financial Corp.	10,382,566
148,441	Summit State Bank	1,606,132
865,674	Texas Capital Bancshares, Inc.*	54,494,178
177,541	The First of Long Island Corp.	6,899,243
358,931	TriCo Bancshares	8,969,686
735,186	UMB Financial Corp.	45,831,495
1,268,009	ViewPoint Financial Group, Inc.	31,700,225
1,066,052	Webster Financial Corp.	33,015,631

		859,104,420

Commercial Services & Supplies – 1.9%
741,444	Ceco Environmental Corp.	11,974,321
490,003	G&K Services, Inc. Class A	30,688,888
667,559	Mobile Mini, Inc.	30,046,830
900,195	Progressive Waste Solutions Ltd.	22,738,926
728,662	West Corp.	18,303,989

		113,752,954

Communications Equipment – 0.8%
774,056	ADTRAN, Inc.	20,280,267
727,666	Digi International, Inc.*	6,949,210
1,260,635	RADWARE Ltd.*	22,136,751

		49,366,228

Computers & Peripherals* – 0.4%
549,320	Electronics for Imaging, Inc.	24,499,672

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Construction & Engineering – 1.3%
872,290	Comfort Systems USA, Inc.	$14,331,725
1,034,242	EMCOR Group, Inc.	48,381,841
640,215	MYR Group, Inc.*	14,897,803

		77,611,369

Consumer Finance* – 0.3%
328,213	First Cash Financial Services, Inc.	17,339,493

Containers & Packaging* – 0.4%
2,439,486	Graphic Packaging Holding Co.	24,980,337

Diversified Financial Services – 0.2%
227,897	MarketAxess Holdings, Inc.	13,455,039

Diversified Telecommunication Services*(a) – 0.5%
2,767,063	Premiere Global Services, Inc.	31,295,483

Electric Utilities – 3.8%
700,488	ALLETE, Inc.	35,381,649
1,274,981	Cleco Corp.	63,022,311
1,038,384	El Paso Electric Co.	36,603,036
871,992	IDACORP, Inc.	48,997,230
1,297,670	Portland General Electric Co.	41,265,906

		225,270,132

Electrical Equipment* – 0.3%
784,460	Thermon Group Holdings, Inc.	19,054,533

Electronic Equipment, Instruments & Components – 2.5%
415,891	Anixter International, Inc.*	44,479,543
380,651	Belden, Inc.	27,456,357
993,307	CTS Corp.	20,283,329
242,133	Littelfuse, Inc.	22,850,091
1,439,062	Newport Corp.*	29,788,583

		144,857,903

Energy Equipment & Services – 2.1%
159,200	Dril-Quip, Inc.*	17,123,552
1,409,771	Forum Energy Technologies, Inc.*	36,513,069
157,376	Gulfmark Offshore, Inc. Class A	7,465,917
3,117,585	Newpark Resources, Inc.*	34,667,545
401,006	Tesco Corp.*	7,607,084
1,681,929	TETRA Technologies, Inc.*	20,183,148

		123,560,315

Food & Staples Retailing* – 0.5%
468,456	Susser Holdings Corp.	28,379,064

Food Products* – 0.6%
417,596	The Hain Celestial Group, Inc.	37,291,323

Gas Utilities – 1.1%
1,187,524	Southwest Gas Corp.	64,150,047

Common Stocks – (continued)
Health Care Equipment & Supplies – 1.3%
518,128	Alere, Inc.*	$19,036,023
648,244	Hill-Rom Holdings, Inc.	24,523,070
244,163	Teleflex, Inc.	24,902,184
301,783	Tornier NV*	5,794,234

		74,255,511

Health Care Providers & Services – 1.2%
685,363	HealthSouth Corp.	22,397,663
330,926	Surgical Care Affiliates, Inc.*	10,066,769
600,788	WellCare Health Plans, Inc.*	37,140,714

		69,605,146

Health Care Technology – 1.1%
2,454,428	Allscripts Healthcare Solutions, Inc.*	45,578,728
925,931	Quality Systems, Inc.	16,166,755

		61,745,483

Hotels, Restaurants & Leisure – 2.1%
891,375	Bloomin’ Brands, Inc.*	22,409,167
906,255	Diamond Resorts International, Inc.*	16,484,778
381,788	Jack in the Box, Inc.*	21,933,721
485,037	Marriott Vacations Worldwide Corp.*	25,435,340
412,375	Pinnacle Entertainment, Inc.*	10,020,713
403,427	Vail Resorts, Inc.	28,368,987

		124,652,706

Household Durables – 1.2%
598,364	Meritage Homes Corp.	28,847,128
2,686,780	Standard Pacific Corp.*	24,476,566
639,998	William Lyon Homes Class A*	19,795,138

		73,118,832

Household Products – 0.9%
646,564	Spectrum Brands Holdings, Inc.	50,438,458

Industrial Conglomerates – 0.8%
567,956	Carlisle Cos., Inc.	45,050,270

Insurance – 4.0%
2,397,006	American Equity Investment Life Holding Co.	52,398,551
67,064	AMERISAFE, Inc.	2,919,967
3,091,185	CNO Financial Group, Inc.	56,445,038
472,226	Endurance Specialty Holdings Ltd.	24,621,864
86,280	Enstar Group Ltd.*	10,800,530
487,381	Fidelity & Guaranty Life*	10,556,672
1,978,741	Maiden Holdings Ltd.	22,221,261
1,300,440	Meadowbrook Insurance Group, Inc.	6,983,363
627,649	ProAssurance Corp.	28,532,924
417,370	RLI Corp.	18,001,168

		233,481,338

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

February 28, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Internet & Catalog Retail – 0.6%
649,291	HSN, Inc.	$37,236,839

IT Services – 0.9%
322,082	CACI International, Inc. Class A*	25,389,724
1,400,203	Convergys Corp.	28,662,155

		54,051,879

Leisure Equipment & Products – 0.7%
533,261	Arctic Cat, Inc.	24,967,280
328,440	Brunswick Corp.	14,710,828

		39,678,108

Life Sciences Tools & Services – 0.4%
528,913	PerkinElmer, Inc.	23,970,337

Machinery – 3.3%
1,007,741	Actuant Corp. Class A	35,331,399
935,799	Barnes Group, Inc.	35,981,472
368,041	CIRCOR International, Inc.	26,337,014
420,708	Crane Co.	30,046,965
1,576,484	Edwards Group Ltd.*	1,970,605
231,123	Graco, Inc.	18,034,528
310,088	RBC Bearings, Inc.*	19,923,154
393,222	Twin Disc, Inc.	9,740,109
318,040	Woodward, Inc.	13,863,364

		191,228,610

Media* – 0.5%
1,362,207	Live Nation Entertainment, Inc.	30,908,477

Metals & Mining – 1.9%
95,796	Carpenter Technology Corp.	5,666,334
723,858	Commercial Metals Co.	14,006,652
1,261,125	Globe Specialty Metals, Inc.	25,058,554
535,909	Kaiser Aluminum Corp.	37,829,816
218,827	Olympic Steel, Inc.	6,019,931
1,030,072	SunCoke Energy, Inc.*	22,950,004

		111,531,291

Multi-Utilities – 0.6%
221,353	Black Hills Corp.	12,552,929
552,080	NorthWestern Corp.	25,362,555

		37,915,484

Oil, Gas & Consumable Fuels – 4.3%
717,311	Approach Resources, Inc.*	15,974,516
543,227	Delek US Holdings, Inc.	15,079,981
1,735,560	Laredo Petroleum, Inc.*	45,280,760
771,871	Penn Virginia Corp.*	11,693,846
3,039,478	Rex Energy Corp.*(a)	57,750,082
1,512,297	Rice Energy, Inc.*	36,295,128
1,194,517	RSP Permian, Inc.*	33,207,573
968,408	Western Refining, Inc.	35,298,472

		250,580,358

Common Stocks – (continued)
Paper & Forest Products* – 0.9%
1,698,438	KapStone Paper and Packaging Corp.	$53,993,344

Pharmaceuticals* – 0.4%
897,485	Prestige Brands Holdings, Inc.	25,569,348

Professional Services* – 0.3%
661,259	TrueBlue, Inc.	18,832,656

Real Estate Investment Trusts – 10.8%
1,348,200	Acadia Realty Trust	35,659,890
1,487,548	American Campus Communities, Inc.	54,950,023
1,999,192	Apollo Commercial Real Estate Finance, Inc.(a)	33,466,474
1,387,706	Blackstone Mortgage Trust, Inc. Class A	40,201,843
2,143,541	CBL & Associates Properties, Inc.	38,133,594
1,384,635	Chesapeake Lodging Trust	36,069,742
384,906	Coresite Realty Corp.	11,985,973
2,887,893	CubeSmart	50,567,006
1,145,851	DuPont Fabros Technology, Inc.	30,433,803
1,615,633	Healthcare Trust of America, Inc. Class A	18,143,559
1,148,273	Highwoods Properties, Inc.	43,301,375
1,456,737	Hudson Pacific Properties, Inc.	33,228,171
4,013,375	MFA Financial, Inc.	31,545,127
380,293	Mid-America Apartment Communities, Inc.	25,723,019
479,439	National Health Investors, Inc.	29,581,386
948,669	Pebblebrook Hotel Trust	31,533,758
439,172	PS Business Parks, Inc.	36,899,231
2,513,059	Strategic Hotels & Resorts, Inc.*	25,105,459
2,641,857	Two Harbors Investment Corp.	27,422,476

		633,951,909

Real Estate Management & Development – 0.8%
1,842,222	Kennedy-Wilson Holdings, Inc.	46,608,217

Road & Rail – 0.2%
406,954	Celadon Group, Inc.	9,237,856

Semiconductors & Semiconductor Equipment – 4.0%
708,398	Cabot Microelectronics Corp.*	31,289,940
2,367,080	Entegris, Inc.*	28,523,314
1,718,525	Fairchild Semiconductor International, Inc.*	24,196,832
2,691,299	Intersil Corp. Class A	34,233,323
907,862	Micrel, Inc.	9,478,079
1,197,248	MKS Instruments, Inc.	35,989,275
2,683,880	PMC-Sierra, Inc.*	19,699,679
971,532	Semtech Corp.*	24,239,723
2,008,278	TriQuint Semiconductor, Inc.*	24,581,323

		232,231,488

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Software – 2.2%
615,223	Monotype Imaging Holdings, Inc.	$17,496,942
551,238	NetScout Systems, Inc.*	20,936,019
675,874	PTC, Inc.*	26,568,607
798,573	SS&C Technologies Holdings, Inc.*	30,888,804
740,052	Verint System, Inc.*	34,641,834

		130,532,206

Specialty Retail – 2.3%
492,415	Asbury Automotive Group, Inc.*	25,034,379
631,926	GNC Acquisition Holdings, Inc. Class A	29,397,197
442,497	Jos. A. Bank Clothiers, Inc.*	27,470,214
249,853	Monro Muffler Brake, Inc.	14,908,728
3,212,906	Office Depot, Inc.*	15,839,627
555,566	Shoe Carnival, Inc.	14,355,825
129,100	The Men’s Wearhouse, Inc.	6,944,289

		133,950,259

Textiles, Apparel & Luxury Goods – 1.4%
299,941	Carter’s, Inc.	22,594,556
368,700	Kate Spade & Co.*	12,616,914
716,177	Movado Group, Inc.	28,195,888
587,558	Steven Madden Ltd.*	21,416,489

		84,823,847

Thrifts & Mortgage Finance – 1.9%
798,907	Brookline Bancorp, Inc.	7,294,021
553,224	Dime Community Bancshares	9,294,163
964,188	Home Loan Servicing Solutions Ltd.	19,785,138
697,448	Oritani Financial Corp.	10,922,035
1,073,821	Provident Financial Services, Inc.	19,930,118
2,144,422	Radian Group, Inc.	33,345,762
159,465	WSFS Financial Corp.	11,368,260

		111,939,497

Trading Companies & Distributors – 1.6%
596,171	Applied Industrial Technologies, Inc.	30,422,606
859,612	Kaman Corp.	34,143,788
319,784	WESCO International, Inc.*	27,568,579

		92,134,973

TOTAL COMMON STOCKS
(Cost $4,299,435,198)		$5,669,795,327

Exchange Traded Fund – 1.8%
1,057,782	iShares Russell 2000 Value ETF	$105,778,200
(Cost $87,967,585)

Investment Company – 0.1%
Capital Markets – 0.1%
422,611	THL Credit, Inc.	$6,689,932
(Cost $6,097,239)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 2.2%
Repurchase Agreement – 2.2%
Joint Repurchase Agreement Account II
$126,900,000	0.055%	03/03/14	$126,900,000
(Cost $126,900,000)

TOTAL INVESTMENTS – 100.5%
(Cost $4,520,400,022)			$5,909,163,459

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%			(28,527,912)

NET ASSETS – 100.0%			$5,880,635,547

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Joint repurchase agreement was entered into on February 28, 2014. Additional information appears on page 47.

Investment Abbreviation:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments

February 28, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 98.4%
Aerospace & Defense – 2.3%
416	Esterline Technologies Corp.*	$44,803
511	Triumph Group, Inc.	33,317

		78,120

Auto Components – 1.1%
41	Lear Corp.	3,329
141	TRW Automotive Holdings Corp.*	11,607
277	Visteon Corp.*	23,110

		38,046

Beverages* – 1.0%
434	Constellation Brands, Inc. Class A	35,167

Capital Markets – 2.0%
1,474	Ares Capital Corp.	26,576
1,258	E*TRADE Financial Corp.*	28,267
260	Stifel Financial Corp.*	12,504

		67,347

Chemicals – 3.9%
351	Huntsman Corp.	8,550
512	Methanex Corp.	36,009
875	PolyOne Corp.	32,812
789	Taminco Corp.*	17,926
167	W.R. Grace & Co.*	16,924
138	Westlake Chemical Corp.	18,400

		130,621

Commercial Banks – 11.0%
932	BancorpSouth, Inc.	22,303
517	Bank of the Ozarks, Inc.	32,788
590	BankUnited, Inc.	19,753
249	BOK Financial Corp.	16,118
256	Cullen/Frost Bankers, Inc.	19,108
802	East West Bancorp, Inc.	28,623
182	First Financial Bankshares, Inc.	11,007
770	Glacier Bancorp, Inc.	21,368
577	PacWest Bancorp	25,042
866	PrivateBancorp, Inc.	24,993
527	Prosperity Bancshares, Inc.	33,364
331	Signature Bank*	43,338
490	Texas Capital Bancshares, Inc.*	30,845
306	UMB Financial Corp.	19,076
706	Webster Financial Corp.	21,865

		369,591

Commercial Services & Supplies – 1.1%
129	UniFirst Corp.	14,150
565	Waste Connections, Inc.	24,448

		38,598

Communications Equipment* – 0.6%
187	F5 Networks, Inc.	21,008

Common Stocks – (continued)
Construction & Engineering – 1.2%
690	KBR, Inc.	$19,058
610	Quanta Services, Inc.*	21,478

		40,536

Consumer Finance* – 0.3%
183	First Cash Financial Services, Inc.	9,668

Containers & Packaging – 1.7%
417	Berry Plastics Group, Inc.*	10,146
343	Packaging Corp. of America	25,001
197	Rock-Tenn Co. Class A	21,989

		57,136

Diversified Financial Services – 0.2%
132	MarketAxess Holdings, Inc.	7,793

Electric Utilities – 4.1%
381	ALLETE, Inc.	19,244
523	Cleco Corp.	25,852
373	IDACORP, Inc.	20,959
715	OGE Energy Corp.	25,740
666	Portland General Electric Co.	21,179
688	Westar Energy, Inc.	23,543

		136,517

Electrical Equipment* – 0.7%
592	Sensata Technologies Holding NV	24,059

Electronic Equipment, Instruments & Components – 2.5%
274	Anixter International, Inc.	29,304
207	Belden, Inc.	14,931
438	Ingram Micro, Inc. Class A*	12,899
416	National Instruments Corp.	12,052
1,083	Vishay Intertechnology, Inc.	15,314

		84,500

Energy Equipment & Services – 2.5%
276	Dresser-Rand Group, Inc.*	14,995
93	Dril-Quip, Inc.*	10,003
833	Forum Energy Technologies, Inc.*	21,575
281	Oil States International, Inc.*	26,673
537	RPC, Inc.	9,886

		83,132

Food Products* – 0.6%
214	The Hain Celestial Group, Inc.	19,110

Gas Utilities – 1.6%
1,061	Questar Corp.	25,199
501	Southwest Gas Corp.	27,064

		52,263

Health Care Equipment & Supplies – 1.4%
468	Alere, Inc.*	17,194
388	Hill-Rom Holdings, Inc.	14,678

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
142	Teleflex, Inc.	$14,483

		46,355

Health Care Providers & Services – 2.7%
526	Envision Healthcare Holdings, Inc.*	17,705
521	HealthSouth Corp.	17,026
392	Surgical Care Affiliates, Inc.*	11,925
563	Tenet Healthcare Corp.*	24,840
326	WellCare Health Plans, Inc.*	20,153

		91,649

Health Care Technology* – 0.8%
1,413	Allscripts Healthcare Solutions, Inc.	26,239

Hotels, Restaurants & Leisure* – 1.6%
451	Jack in the Box, Inc.	25,910
979	MGM Resorts International	26,971

		52,881

Household Durables – 3.3%
189	Jarden Corp.*	11,618
881	Lennar Corp. Class A	38,658
304	Meritage Homes Corp.*	14,656
278	Mohawk Industries, Inc.*	39,345
146	Toll Brothers, Inc.*	5,696

		109,973

Household Products – 0.8%
354	Spectrum Brands Holdings, Inc.	27,616

Independent Power Producers & Energy Traders – 0.6%
645	NRG Energy, Inc.	18,750

Industrial Conglomerates – 1.1%
488	Carlisle Cos., Inc.	38,708

Insurance – 7.6%
305	Allied World Assurance Co. Holdings AG	30,415
1,363	American Equity Investment Life Holding Co.	29,795
510	Brown & Brown, Inc.	15,351
1,910	CNO Financial Group, Inc.	34,877
483	Endurance Specialty Holdings Ltd.	25,184
457	Maiden Holdings Ltd.	5,132
44	Markel Corp.*	25,432
438	ProAssurance Corp.	19,911
474	Protective Life Corp.	24,714
573	Validus Holdings Ltd.	21,092
563	W.R. Berkley Corp.	23,218

		255,121

Internet Software & Services – 0.4%
180	IAC/InterActiveCorp.	13,955

IT Services – 0.5%
243	Global Payments, Inc.	17,090

Common Stocks – (continued)
Leisure Equipment & Products – 0.5%
393	Arctic Cat, Inc.	$18,400

Life Sciences Tools & Services – 0.4%
292	PerkinElmer, Inc.	13,233

Machinery – 5.5%
462	Actuant Corp. Class A	16,198
338	Crane Co.	24,140
178	Graco, Inc.	13,889
465	Kennametal, Inc.	20,339
225	Nordson Corp.	16,461
216	Pall Corp.	18,576
171	SPX Corp.	18,413
625	Terex Corp.	27,831
501	The Timken Co.	30,241

		186,088

Media – 1.7%
866	Gannett Co., Inc.	25,763
479	Live Nation Entertainment, Inc.*	10,869
338	The Madison Square Garden Co. Class A*	19,269

		55,901

Metals & Mining – 0.9%
116	Reliance Steel & Aluminum Co.	8,037
485	Steel Dynamics, Inc.	8,458
586	United States Steel Corp.	14,193

		30,688

Multi-Utilities – 1.0%
327	NorthWestern Corp.	15,023
479	Vectren Corp.	18,427

		33,450

Oil, Gas & Consumable Fuels – 4.4%
1,145	Laredo Petroleum, Inc.*	29,873
1,039	Rex Energy Corp.*	19,741
1,084	Rice Energy, Inc.*	26,016
431	SM Energy Co.	31,786
536	Tesoro Corp.	27,341
386	Western Refining, Inc.	14,070

		148,827

Paper & Forest Products – 1.7%
185	Domtar Corp.	20,494
1,119	KapStone Paper and Packaging Corp.*	35,573

		56,067

Professional Services – 0.4%
303	Robert Half International, Inc.	12,405

Real Estate Investment Trusts – 10.8%
832	American Campus Communities, Inc.	30,734
891	Brixmor Property Group, Inc.	19,673
432	Camden Property Trust	28,814

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments (continued)

February 28, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
1,321	CBL & Associates Properties, Inc.	$23,501
1,072	CubeSmart	18,771
704	Douglas Emmett, Inc.	18,959
541	DuPont Fabros Technology, Inc.	14,369
687	Highwoods Properties, Inc.	25,907
272	National Health Investors, Inc.	16,782
870	Pebblebrook Hotel Trust	28,919
623	Post Properties, Inc.	30,234
171	PS Business Parks, Inc.	14,367
1,431	Starwood Property Trust, Inc.	34,373
1,815	Strategic Hotels & Resorts, Inc.*	18,132
487	Tanger Factory Outlet Centers, Inc.	16,709
2,327	Two Harbors Investment Corp.	24,154

		364,398

Real Estate Management & Development – 0.8%
1,069	Kennedy-Wilson Holdings, Inc.	27,046

Semiconductors & Semiconductor Equipment* – 1.8%
1,090	Fairchild Semiconductor International, Inc.	15,347
260	Lam Research Corp.	13,450
500	Semtech Corp.	12,475
1,005	Teradyne, Inc.	20,381

		61,653

Software* – 3.0%
1,327	Cadence Design Systems, Inc.	20,343
413	PTC, Inc.	16,235
475	SS&C Technologies Holdings, Inc.	18,373
631	Synopsys, Inc.	25,492
443	Verint System, Inc.	20,737

		101,180

Specialty Retail – 1.4%
202	Foot Locker, Inc.	8,425
353	GNC Holdings, Inc. Class A	16,422
183	Jos. A. Bank Clothiers, Inc.*	11,361
120	Signet Jewelers Ltd.	11,466

		47,674

Textiles, Apparel & Luxury Goods – 2.5%
839	Hanesbrands, Inc.	61,482
178	PVH Corp.	22,505

		83,987

Thrifts & Mortgage Finance – 1.0%
1,238	Radian Group, Inc.	19,251
583	Washington Federal, Inc.	13,071

		32,322

Common Stocks – (continued)
Trading Companies & Distributors – 1.4%
115	Watsco, Inc.	$11,314
412	WESCO International, Inc.*	35,518

		46,832

TOTAL COMMON STOCKS
(Cost $3,193,745)		$3,311,700

Shares	Distribution Rate	Value
Investment Company(a) – 2.1%
SSgA U.S. Government Money Market Fund
71,225	0.000%	$71,225
(Cost $71,225)

TOTAL INVESTMENTS – 100.5%
(Cost $3,264,970)		$3,382,925

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(17,349)

NET ASSETS – 100.0%		$3,365,576

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at February 28, 2014.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Schedule of Investments

February 28, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2014, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of March 3, 2014, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Growth and Income	$4,200,000	$4,200,019	$4,298,333
Large Cap Value	11,500,000	11,500,053	11,769,245
Mid Cap Value	260,600,000	260,601,192	266,701,316
Small Cap Value	126,900,000	126,900,581	129,871,055

REPURCHASE AGREEMENTS — At February 28, 2014, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value
BNP Paribas Securities Co.	0.050%	$138,261	$378,572	$8,578,765	$4,177,457
BNP Paribas Securities Co.	0.060	322,609	883,334	20,017,118	9,747,399
Citigroup Global Markets, Inc.	0.050	1,060,001	2,902,383	65,770,531	32,027,169
Citigroup Global Markets, Inc.	0.060	1,106,088	3,028,574	68,630,119	33,419,655
Merrill Lynch & Co., Inc.	0.050	282,605	773,801	17,534,995	8,538,722
TD Securities (USA) LLC	0.050	645,218	1,766,668	40,034,236	19,494,799
TD Securities (USA) LLC	0.060	645,218	1,766,668	40,034,236	19,494,799
TOTAL		$4,200,000	$11,500,000	$260,600,000	$126,900,000

At February 28, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	0.175% to 4.375%	01/06/15 to 02/21/34
Federal Home Loan Bank	0.875 to 5.375	05/18/16 to 09/11/20
Federal Home Loan Mortgage Corp.	0.310 to 6.750	04/01/14 to 02/01/44
Federal National Mortgage Association	0.375 to 7.250	04/01/14 to 03/01/44
Government National Mortgage Association	2.500 to 8.500	07/15/18 to 02/15/44
Tennessee Valley Authority	5.250	09/15/39
United States Treasury Bills	0.000	03/27/14 to 04/03/14
United States Treasury Bond	2.750	08/15/42
United States Treasury Floating Rate Note	0.095	01/31/16
United States Treasury Inflation Protected Securities	1.625 to 1.750	01/15/15 to 01/15/28
United States Treasury Notes	1.000 to 3.625	02/28/19 to 05/15/21
United States Treasury Interest-Only Stripped Securities	0.000	05/15/14 to 05/15/41
United States Treasury Principal-Only Stripped Securities	0.000	02/15/15 to 05/15/43

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities

February 28, 2014 (Unaudited)

Growth and Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $390,790,279, $1,336,447,676, $8,226,826,246, $4,416,259,025 and $3,264,970)	$473,387,733
Investments of affiliated issuers, at value (cost $196,836,894 and $104,140,997 for Mid Cap Value and Small Cap Value Funds)	—
Cash	10,456
Receivables:
Investments sold	2,052,643
Dividends and interest	1,310,269
Fund shares sold	203,981
Foreign tax reclaims	37,173
Reimbursement from investment adviser	32,930
Deferred offering costs	—
Other assets	27,753
Total assets	477,062,938

Liabilities:
Payables:
Investments purchased	3,789,436
Fund shares redeemed	677,862
Amounts owed to affiliates	416,466
Payable for offering costs	—
Accrued expenses and other liabilities	226,011
Total liabilities	5,109,775

Net Assets:
Paid-in capital	589,555,676
Undistributed (distributions in excess of) net investment income	525,141
Accumulated net realized gain (loss)	(200,725,108)
Net unrealized gain	82,597,454
NET ASSETS	$471,953,163
Net Assets:
Class A	$403,019,950
Class B	13,201,018
Class C	25,154,812
Institutional	26,510,205
Service	404,914
Class IR	2,354,782
Class R	1,307,482
Total Net Assets	$471,953,163
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	13,522,344
Class B	460,442
Class C	883,029
Institutional	875,673
Service	13,592
Class IR	79,161
Class R	44,058
Net asset value, offering and redemption price per share:(a)
Class A	$29.80
Class B	28.67
Class C	28.49
Institutional	30.27
Service	29.79
Class IR	29.75
Class R	29.68

(a)	Maximum public offering price per share for Class A Shares of the Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds is $31.53, $18.00, $48.12, $57.03 and $11.04, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund

$1,622,456,733	$10,044,382,965	$5,786,651,420	$3,382,925
—	176,409,619	122,512,039	—
53,819	39,406	72,144	—

31,018,868	50,814,504	3,474,698	11,519
3,953,547	10,441,688	3,183,477	2,506
2,023,011	31,652,129	9,834,085	—
49,993	—	—	—
—	—	106,933	53,667
—	—	—	146,095
31,270	286,334	149,848	—
1,659,587,241	10,314,026,645	5,925,984,644	3,596,712

33,627,798	74,939,388	27,496,983	29,255
1,091,508	48,361,490	12,646,401	—
1,060,553	6,662,071	4,547,297	2,020
—	—	—	12,000
258,836	1,358,131	658,416	187,861
36,038,695	131,321,080	45,349,097	231,136

1,463,996,958	7,763,417,779	4,318,575,408	3,231,610
(298,508)	11,073,888	(8,708,971)	9,357
(126,158,961)	611,084,454	182,005,673	6,654
286,009,057	1,797,129,444	1,388,763,437	117,955
$1,623,548,546	$10,182,705,565	$5,880,635,547	$3,365,576

$248,114,287	$3,354,083,485	$1,083,137,173	$10,434
6,360,302	10,196,222	2,933,547	—
43,097,433	192,555,237	71,481,427	10,423
1,152,551,306	5,944,679,807	4,281,945,857	3,292,576
2,824,733	360,938,617	201,804,487	—
163,937,320	289,836,432	109,512,136	26,076
6,663,165	30,415,765	129,820,920	26,067
$1,623,548,546	$10,182,705,565	$5,880,635,547	$3,365,576

14,587,445	73,756,677	20,099,113	1,000
382,600	235,109	65,104	—
2,615,400	4,491,097	1,597,093	1,000
67,283,604	129,609,668	75,016,987	315,626
166,749	8,036,617	3,834,339	—
9,734,492	6,448,818	2,042,925	2,500
398,360	678,397	2,442,093	2,500

$17.01	$45.47	$53.89	$10.43
16.62	43.37	45.06	—
16.48	42.87	44.76	10.42
17.13	45.87	57.08	10.43
16.94	44.91	52.63	—
16.84	44.94	53.61	10.43
16.73	44.83	53.16	10.43

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations

For the Six Months Ended February 28, 2014 (Unaudited)

Growth and Income Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $8,749, $24,279, $0, $56,915 and $0)	$6,068,424
Dividends — affiliated issuers	—
Interest	1,374
Total investment income	6,069,798

Expenses:
Management fees	1,605,308
Distribution and Service fees(b)	687,152
Transfer Agent fees(b)	418,066
Printing and mailing costs	80,888
Professional fees	49,517
Registration fees	47,631
Custody, accounting and administrative services	37,803
Shareholder meeting expense	26,999
Trustee fees	10,938
Service Share fees — Shareholder Administration Plan	467
Service Share fees — Service Plan	467
Amortization of offering costs	—
Organization costs	—
Other	8,793
Total expenses	2,974,029
Less — expense reductions	(136,291)
Net expenses	2,837,738
NET INVESTMENT INCOME	3,232,060

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $11,915, $85,231, $307,385, $0 and $0)	22,543,516
Investments — affiliated issuers	—
Foreign currency transactions	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	28,134,137
Investments — affiliated issuers	—
Net realized and unrealized gain	50,677,653
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,909,713

(a)	Commenced operations on January 31, 2014.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Growth and Income	$491,582	$68,182	$125,062	$2,326	$373,602	$12,954	$23,762	$4,635	$75	$2,154	$884
Large Cap Value	298,834	32,230	202,258	16,241	227,114	6,124	38,430	216,923	552	143,422	6,171
Mid Cap Value	4,205,997	53,924	919,509	70,280	3,196,557	10,245	174,707	1,128,657	69,806	176,768	26,706
Small Cap Value	1,461,913	15,240	343,008	292,343	1,111,054	2,896	65,171	707,705	37,053	86,890	111,090
Small/Mid Cap Value	2	—	7	9	1	1	1	87	1	3	3

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund(a)

$15,277,850	$96,893,532	$38,827,125	$11,470
—	188,870	1,441,334	—
3,374	25,141	39,306	—
15,281,224	97,107,543	40,307,765	11,470

5,551,869	33,085,927	24,214,901	1,900
549,563	5,249,710	2,112,504	18
638,736	4,783,446	2,121,859	97
56,229	341,298	176,662	4,974
42,472	46,662	42,371	8,000
64,751	100,071	78,149	7,359
66,167	231,980	160,697	7,039
30,421	277,155	145,776	—
12,503	24,467	17,824	1,349
3,455	436,312	231,583	—
3,455	436,312	231,583	—
—	—	—	11,205
—	—	—	12,000
24,243	79,748	49,413	1,840
7,043,864	45,093,088	29,583,322	55,781
—	—	(1,115,896)	(53,668)
7,043,864	45,093,088	28,467,426	2,113
8,237,360	52,014,455	11,840,339	9,357

116,578,147	874,762,187	309,809,004	6,654
—	(135,713)	2,099,061	—
—	—	(1,895)	—

74,658,674	526,873,837	493,475,012	117,955
—	(14,513,276)	158,512	—
191,236,821	1,386,987,035	805,539,694	124,609
$199,474,181	$1,439,001,490	$817,380,033	$133,966

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Growth and Income Fund
	For the Six Months Ended February 28, 2014 (Unaudited)	For the Fiscal Year Ended August 31, 2013
From operations:
Net investment income	$3,232,060	$5,067,415
Net realized gain	22,543,516	68,312,913
Net change in unrealized gain	28,134,137	22,525,912
Net increase in net assets resulting from operations	53,909,713	95,906,240

Distributions to shareholders:
From net investment income
Class A Shares	(3,135,361)	(4,579,100)
Class B Shares	(61,516)	(115,836)
Class C Shares	(121,029)	(149,392)
Institutional Shares	(220,296)	(251,644)
Service Shares	(2,759)	(5,692)
Class IR Shares	(20,972)	(13,476)
Class R Shares	(6,817)	(7,971)
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(3,568,750)	(5,123,111)

From share transactions:
Proceeds from sales of shares	18,927,569	33,157,534
Reinvestment of distributions	3,490,667	4,987,103
Cost of shares redeemed	(41,001,694)	(122,791,861)
Net increase (decrease) in net assets resulting from share transactions	(18,583,458)	(84,647,224)
TOTAL INCREASE (DECREASE)	31,757,505	6,135,905

Net assets:
Beginning of period	440,195,658	434,059,753
End of period	$471,953,163	$440,195,658
Undistributed (distributions in excess of) net investment income	$525,141	$861,831

(a)	Commenced operations on January 31, 2014.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap Value Fund		Mid Cap Value Fund		Small Cap Value Fund		Small/Mid Cap Value Fund
For the Six Months Ended February 28, 2014 (Unaudited)	For the Fiscal Year Ended August 31, 2013	For the Six Months Ended February 28, 2014 (Unaudited)	For the Fiscal Year Ended August 31, 2013	For the Six Months Ended February 28, 2014 (Unaudited)	For the Fiscal Year Ended August 31, 2013	For the Period Ended February 28, 2014 (Unaudited)(a)

$8,237,360	$16,093,546	$52,014,455	$65,061,048	$11,840,339	$35,759,802	$9,357
116,578,147	279,916,736	874,626,474	1,430,150,399	311,906,170	373,284,234	6,654
74,658,674	37,742,107	512,360,561	329,795,847	493,633,524	398,114,976	117,955
199,474,181	333,752,389	1,439,001,490	1,825,007,294	817,380,033	807,159,012	133,966

(1,513,190)	(4,249,526)	(15,097,967)	(27,315,684)	(4,159,374)	(9,074,191)	—
—	(28,592)	—	—	—	(7,694)	—
(20,449)	(146,312)	—	(231,058)	—	(347,142)	—
(11,520,072)	(13,701,820)	(47,767,369)	(51,149,774)	(22,049,182)	(29,648,112)	—
(13,780)	(27,510)	(1,332,203)	(2,062,564)	(560,679)	(1,352,600)	—
(1,444,396)	(1,568,373)	(843,215)	(795,012)	(521,770)	(410,127)	—
(29,460)	(50,353)	(98,131)	(114,948)	(230,422)	(453,112)	—

—	—	(492,502,746)	—	(111,483,031)	(43,582,618)	—
—	—	(1,668,030)	—	(326,290)	(219,902)	—
—	—	(27,991,344)	—	(7,182,985)	(3,526,097)	—
—	—	(818,935,019)	—	(288,325,511)	(101,314,401)	—
—	—	(50,965,016)	—	(17,459,319)	(6,454,974)	—
—	—	(16,845,350)	—	(8,052,327)	(1,509,568)	—
—	—	(4,179,219)	—	(10,627,996)	(2,499,193)	—
(14,541,347)	(19,772,486)	(1,478,225,609)	(81,669,040)	(470,978,886)	(200,399,731)	—

112,173,407	359,576,176	1,334,023,819	2,395,866,486	1,565,318,120	1,695,550,210	3,231,685
13,608,740	18,297,679	1,350,080,936	74,417,355	454,113,027	193,341,319	—
(161,365,558)	(692,573,547)	(1,730,791,316)	(2,548,671,160)	(923,905,531)	(1,088,769,758)	(75)
(35,583,411)	(314,699,692)	953,313,439	(78,387,319)	1,095,525,616	800,121,771	3,231,610
149,349,423	(719,789)	914,089,320	1,664,950,935	1,441,926,763	1,406,881,052	3,365,576

1,474,199,123	1,474,918,912	9,268,616,245	7,603,665,310	4,438,708,784	3,031,827,732	—
$1,623,548,546	$1,474,199,123	$10,182,705,565	$9,268,616,245	$5,880,635,547	$4,438,708,784	$3,365,576
$(298,508)	$6,005,479	$11,073,888	$24,198,318	$(8,708,971)	$6,972,117	$9,357

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2014 - A	$26.70	$0.21		$3.12	$3.33	$(0.23)	$—	$(0.23)
2014 - B	25.69	0.10		3.00	3.10	(0.12)	—	(0.12)
2014 - C	25.54	0.09		2.99	3.08	(0.13)	—	(0.13)
2014 - Institutional	27.12	0.27		3.16	3.43	(0.28)	—	(0.28)
2014 - Service	26.69	0.19		3.12	3.31	(0.21)	—	(0.21)
2014 - IR	26.65	0.24		3.12	3.36	(0.26)	—	(0.26)
2014 - R	26.60	0.17		3.11	3.28	(0.20)	—	(0.20)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	21.68	0.29		5.02	5.31	(0.29)	—	(0.29)
2013 - B	20.90	0.11		4.83	4.94	(0.15)	—	(0.15)
2013 - C	20.78	0.11		4.80	4.91	(0.15)	—	(0.15)
2013 - Institutional	22.01	0.40		5.09	5.49	(0.38)	—	(0.38)
2013 - Service	21.66	0.27		5.02	5.29	(0.26)	—	(0.26)
2013 - IR	21.64	0.38		4.97	5.35	(0.34)	—	(0.34)
2013 - R	21.60	0.23		5.00	5.23	(0.23)	—	(0.23)
2012 - A	19.04	0.32	(e)	2.58	2.90	(0.26)	—	(0.26)
2012 - B	18.38	0.17	(e)	2.48	2.65	(0.13)	—	(0.13)
2012 - C	18.28	0.16	(e)	2.48	2.64	(0.14)	—	(0.14)
2012 - Institutional	19.33	0.41	(e)	2.61	3.02	(0.34)	—	(0.34)
2012 - Service	19.04	0.30	(e)	2.56	2.86	(0.24)	—	(0.24)
2012 - IR	19.02	0.36	(e)	2.58	2.94	(0.32)	—	(0.32)
2012 - R	18.99	0.26	(e)	2.57	2.83	(0.22)	—	(0.22)
2011 - A	17.84	0.21		1.21	1.42	(0.22)	—	(0.22)
2011 - B	17.25	0.06		1.16	1.22	(0.09)	—	(0.09)
2011 - C	17.16	0.05		1.17	1.22	(0.10)	—	(0.10)
2011 - Institutional	18.12	0.30		1.21	1.51	(0.30)	—	(0.30)
2011 - Service	17.83	0.20		1.20	1.40	(0.19)	—	(0.19)
2011 - IR	17.82	0.33		1.14	1.47	(0.27)	—	(0.27)
2011 - R	17.79	0.16		1.21	1.37	(0.17)	—	(0.17)
2010 - A	17.65	0.22	(f)	0.18	0.40	(0.21)	—	(0.21)
2010 - B	17.06	0.08	(f)	0.19	0.27	(0.08)	—	(0.08)
2010 - C	16.98	0.07	(f)	0.19	0.26	(0.08)	—	(0.08)
2010 - Institutional	17.91	0.30	(f)	0.20	0.50	(0.29)	—	(0.29)
2010 - Service	17.63	0.20	(f)	0.20	0.40	(0.20)	—	(0.20)
2010 - IR	17.63	0.26	(f)	0.20	0.46	(0.27)	—	(0.27)
2010 - R	17.60	0.16	(f)	0.21	0.37	(0.18)	—	(0.18)
2009 - A	23.10	0.32		(5.31)	(4.99)	(0.42)	(0.04)	(0.46)
2009 - B	22.35	0.19		(5.15)	(4.96)	(0.29)	(0.04)	(0.33)
2009 - C	22.24	0.19		(5.11)	(4.92)	(0.30)	(0.04)	(0.34)
2009 - Institutional	23.45	0.37		(5.37)	(5.00)	(0.50)	(0.04)	(0.54)
2009 - Service	23.09	0.30		(5.31)	(5.01)	(0.41)	(0.04)	(0.45)
2009 - IR	23.08	0.36		(5.30)	(4.94)	(0.47)	(0.04)	(0.51)
2009 - R	23.08	0.21		(5.24)	(5.03)	(0.41)	(0.04)	(0.45)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.28% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.21% of average net assets.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$29.80	12.50%	$403,020	1.19	%(d)	1.25	%(d)	1.45	%(d)	20%
28.67	12.09	13,201	1.94	(d)	2.00	(d)	0.70	(d)	20
28.49	12.08	25,155	1.94	(d)	2.00	(d)	0.70	(d)	20
30.27	12.72	26,510	0.79	(d)	0.85	(d)	1.86	(d)	20
29.79	12.45	405	1.29	(d)	1.35	(d)	1.35	(d)	20
29.75	12.68	2,355	0.94	(d)	1.00	(d)	1.70	(d)	20
29.68	12.39	1,307	1.44	(d)	1.50	(d)	1.19	(d)	20

26.70	24.68	379,500	1.19		1.24		1.21		83
25.69	23.75	14,140	1.94		1.99		0.46		83
25.54	23.77	24,154	1.94		1.99		0.46		83
27.12	25.20	19,279	0.79		0.84		1.60		83
26.69	24.62	356	1.29		1.34		1.09		83
26.65	24.98	2,158	0.94		1.01		1.54		83
26.60	24.41	609	1.44		1.49		0.94		83
21.68	15.36	374,273	1.19		1.22		1.63	(e)	115
20.90	14.49	19,213	1.94		1.97		0.90	(e)	115
20.78	14.49	20,726	1.94		1.97		0.85	(e)	115
22.01	15.81	18,001	0.79		0.82		2.06	(e)	115
21.66	15.16	566	1.29		1.32		1.50	(e)	115
21.64	15.61	480	0.94		0.97		1.78	(e)	115
21.60	14.99	801	1.44		1.47		1.31	(e)	115
19.04	7.82	505,502	1.19		1.21		1.02		60
18.38	7.04	27,327	1.94		1.96		0.28		60
18.28	7.06	21,860	1.94		1.96		0.27		60
19.33	8.20	44,224	0.79		0.81		1.48		60
19.04	7.77	646	1.29		1.31		0.95		60
19.02	8.16	696	0.94		0.96		1.77		60
18.99	7.65	591	1.44		1.46		0.75		60
17.84	2.30	625,385	1.17		1.18		1.15	(f)	93
17.25	1.55	38,763	1.92		1.93		0.41	(f)	93
17.16	1.52	24,908	1.92		1.93		0.40	(f)	93
18.12	2.74	468,009	0.77		0.78		1.54	(f)	93
17.83	2.21	1,625	1.27		1.28		1.06	(f)	93
17.82	2.55	65	0.92		0.93		1.37	(f)	93
17.79	2.04	498	1.42		1.43		0.87	(f)	93
17.65	(21.36)	791,636	1.18		1.21		1.97		78
17.06	(22.00)	53,176	1.93		1.96		1.23		78
16.98	(21.95)	29,421	1.93		1.96		1.22		78
17.91	(21.09)	347,526	0.78		0.81		2.29		78
17.63	(21.48)	2,709	1.28		1.31		1.85		78
17.63	(21.17)	7	0.93		0.96		2.20		78
17.60	(21.58)	297	1.43		1.46		1.33		78

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from Investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2014 - A	$15.06	$0.06		$1.99	$2.05	$(0.10)
2014 - B	14.68	—	(e)	1.94	1.94	—
2014 - C	14.56	—	(e)	1.93	1.93	(0.01)
2014 - Institutional	15.20	0.10		2.00	2.10	(0.17)
2014 - Service	14.99	0.05		1.98	2.03	(0.08)
2014 - IR	14.94	0.08		1.97	2.05	(0.15)
2014 - R	14.80	0.04		1.96	2.00	(0.07)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	12.13	0.12		2.95	3.07	(0.14)
2013 - B	11.83	0.01		2.88	2.89	(0.04)
2013 - C	11.74	0.01		2.86	2.87	(0.05)
2013 - Institutional	12.26	0.17		2.97	3.14	(0.20)
2013 - Service	12.06	0.10		2.94	3.04	(0.11)
2013 - IR	12.05	0.15		2.92	3.07	(0.18)
2013 - R	11.93	0.08		2.90	2.98	(0.11)
2012 - A	10.70	0.15	(f)	1.41	1.56	(0.13)
2012 - B	10.41	0.06	(f)	1.39	1.45	(0.03)
2012 - C	10.33	0.06	(f)	1.38	1.44	(0.03)
2012 - Institutional	10.82	0.20	(f)	1.42	1.62	(0.18)
2012 - Service	10.64	0.14	(f)	1.40	1.54	(0.12)
2012 - IR	10.64	0.17	(f)	1.41	1.58	(0.17)
2012 - R	10.54	0.11	(f)	1.40	1.51	(0.12)
2011 - A	9.90	0.07		0.80	0.87	(0.07)
2011 - B	9.64	(0.01)		0.78	0.77	—
2011 - C	9.57	(0.01)		0.77	0.76	—
2011 - Institutional	10.01	0.12		0.81	0.93	(0.12)
2011 - Service	9.85	0.06		0.79	0.85	(0.06)
2011 - IR	9.85	0.10		0.79	0.89	(0.10)
2011 - R	9.77	0.05		0.78	0.83	(0.06)
2010 - A	9.81	0.07	(g)	0.12	0.19	(0.10)
2010 - B	9.56	(0.01	)(g)	0.11	0.10	(0.02)
2010 - C	9.49	(0.01	)(g)	0.12	0.11	(0.03)
2010 - Institutional	9.92	0.11	(g)	0.11	0.22	(0.13)
2010 - Service	9.76	0.06	(g)	0.12	0.18	(0.09)
2010 - IR	9.76	0.10	(g)	0.11	0.21	(0.12)
2010 - R	9.72	0.03	(g)	0.14	0.17	(0.12)
2009 - A	12.37	0.10		(2.56)	(2.46)	(0.10)
2009 - B	11.99	0.03		(2.45)	(2.42)	(0.01)
2009 - C	11.92	0.03		(2.45)	(2.42)	(0.01)
2009 - Institutional	12.52	0.13		(2.58)	(2.45)	(0.15)
2009 - Service	12.30	0.09		(2.54)	(2.45)	(0.09)
2009 - IR	12.33	0.12		(2.54)	(2.42)	(0.15)
2009 - R	12.31	0.09		(2.56)	(2.47)	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.22% of average net assets.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$17.01	13.66%	$248,114	1.20	%(d)	1.20	%(d)	0.79	%(d)	35%
16.62	13.22	6,360	1.95	(d)	1.95	(d)	0.04	(d)	35
16.48	13.24	43,097	1.95	(d)	1.95	(d)	0.04	(d)	35
17.13	13.91	1,152,551	0.80	(d)	0.80	(d)	1.19	(d)	35
16.94	13.60	2,825	1.30	(d)	1.30	(d)	0.68	(d)	35
16.84	13.80	163,937	0.95	(d)	0.95	(d)	1.04	(d)	35
16.73	13.56	6,663	1.45	(d)	1.45	(d)	0.54	(d)	35

15.06	25.56	229,781	1.20		1.20		0.89		98
14.68	24.54	6,806	1.95		1.95		0.10		98
14.56	24.56	37,763	1.95		1.95		0.08		98
15.20	25.95	1,048,489	0.80		0.80		1.22		98
14.99	25.39	2,985	1.30		1.30		0.74		98
14.94	25.82	141,673	0.95		0.95		1.07		98
14.80	25.22	6,702	1.45		1.45		0.58		98
12.13	14.69	418,274	1.19		1.19		1.31	(f)	123
11.83	13.87	8,320	1.94		1.94		0.56	(f)	123
11.74	13.89	34,854	1.94		1.94		0.55	(f)	123
12.26	15.19	900,661	0.79		0.79		1.75	(f)	123
12.06	14.63	3,424	1.29		1.29		1.23	(f)	123
12.05	14.99	103,975	0.94		0.94		1.52	(f)	123
11.93	14.38	5,411	1.44		1.44		1.02	(f)	123
10.70	8.75	555,309	1.17		1.17		0.63		76
10.41	7.99	11,360	1.92		1.92		(0.11)		76
10.33	7.94	43,479	1.92		1.92		(0.11)		76
10.82	9.18	1,418,409	0.77		0.77		1.04		76
10.64	8.56	6,374	1.27		1.27		0.54		76
10.64	8.99	93,853	0.92		0.92		0.89		76
10.54	8.44	5,318	1.42		1.42		0.39		76
9.90	1.87	616,533	1.17		1.17		0.67	(g)	108
9.64	1.02	14,485	1.92		1.92		(0.05	)(g)	108
9.57	1.10	53,186	1.92		1.92		(0.07	)(g)	108
10.01	2.22	1,648,589	0.77		0.77		1.06	(g)	108
9.85	1.83	6,149	1.27		1.27		0.58	(g)	108
9.85	2.12	80,471	0.92		0.92		0.92	(g)	108
9.77	1.71	3,578	1.42		1.42		0.31	(g)	108
9.81	(19.76)	632,096	1.19		1.19		1.08		88
9.56	(20.22)	20,429	1.94		1.94		0.34		88
9.49	(20.32)	60,130	1.94		1.94		0.34		88
9.92	(19.38)	1,636,325	0.79		0.79		1.48		88
9.76	(19.80)	7,974	1.29		1.29		0.97		88
9.76	(19.46)	74,396	0.94		0.94		1.33		88
9.72	(19.94)	185	1.44		1.44		0.98		88

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2014 - A	$46.08	$0.19		$6.53	$6.72	$(0.22)	$(7.11)	$(7.33)
2014 - B	44.21	0.02		6.25	6.27	—	(7.11)	(7.11)
2014 - C	43.79	0.02		6.17	6.19	—	(7.11)	(7.11)
2014 - Institutional	46.52	0.29		6.58	6.87	(0.41)	(7.11)	(7.52)
2014 - Service	45.59	0.17		6.44	6.61	(0.18)	(7.11)	(7.29)
2014 - IR	45.70	0.29		6.41	6.70	(0.35)	(7.11)	(7.46)
2014 - R	45.54	0.14		6.43	6.57	(0.17)	(7.11)	(7.28)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	37.43	0.24		8.75	8.99	(0.34)	—	(0.34)
2013 - B	35.86	(0.03)		8.38	8.35	—	—	—
2013 - C	35.57	(0.07)		8.34	8.27	(0.05)	—	(0.05)
2013 - Institutional	37.77	0.41		8.83	9.24	(0.49)	—	(0.49)
2013 - Service	37.02	0.19		8.67	8.86	(0.29)	—	(0.29)
2013 - IR	37.12	0.34		8.68	9.02	(0.44)	—	(0.44)
2013 - R	37.04	0.12		8.67	8.79	(0.29)	—	(0.29)
2012 - A	33.41	0.31	(e)	3.88	4.19	(0.17)	—	(0.17)
2012 - B	32.09	0.04	(e)	3.73	3.77	—	—	—
2012 - C	31.83	0.05	(e)	3.69	3.74	—	—	—
2012 - Institutional	33.74	0.46	(e)	3.89	4.35	(0.32)	—	(0.32)
2012 - Service	33.06	0.27	(e)	3.83	4.10	(0.14)	—	(0.14)
2012 - IR	33.18	0.41	(e)	3.82	4.23	(0.29)	—	(0.29)
2012 - R	33.14	0.25	(e)	3.81	4.06	(0.16)	—	(0.16)
2011 - A	29.10	0.17	(f)	4.27	4.44	(0.13)	—	(0.13)
2011 - B	28.06	(0.09	)(f)	4.12	4.03	—	—	—
2011 - C	27.83	(0.09	)(f)	4.09	4.00	—	—	—
2011 - Institutional	29.37	0.31	(f)	4.32	4.63	(0.26)	—	(0.26)
2011 - Service	28.80	0.13	(f)	4.24	4.37	(0.11)	—	(0.11)
2011 - IR	28.93	0.22	(f)	4.28	4.50	(0.25)	—	(0.25)
2011 - R	28.96	0.06	(f)	4.27	4.33	(0.15)	—	(0.15)
2010 - A	26.29	0.16	(g)	2.93	3.09	(0.28)	—	(0.28)
2010 - B	25.36	(0.05	)(g)	2.83	2.78	(0.08)	—	(0.08)
2010 - C	25.17	(0.05	)(g)	2.81	2.76	(0.10)	—	(0.10)
2010 - Institutional	26.52	0.28	(g)	2.95	3.23	(0.38)	—	(0.38)
2010 - Service	26.02	0.13	(g)	2.91	3.04	(0.26)	—	(0.26)
2010 - IR	26.16	0.16	(g)	2.99	3.15	(0.38)	—	(0.38)
2010 - R	26.26	0.02	(g)	3.00	3.02	(0.32)	—	(0.32)
2009 - A	33.11	0.24		(6.77)	(6.53)	(0.29)	—	(0.29)
2009 - B	31.77	0.06		(6.45)	(6.39)	(0.02)	—	(0.02)
2009 - C	31.54	0.06		(6.40)	(6.34)	(0.03)	—	(0.03)
2009 - Institutional	33.47	0.33		(6.86)	(6.53)	(0.42)	—	(0.42)
2009 - Service	32.78	0.21		(6.70)	(6.49)	(0.27)	—	(0.27)
2009 - IR	33.01	0.23		(6.71)	(6.48)	(0.37)	—	(0.37)
2009 - R (Commenced January 6, 2009)	22.89	0.04		3.33	3.37	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.25% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.31% of average net assets.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$45.47	15.71%	$3,354,083	1.14	%(d)	1.14	%(d)	0.83	%(d)	45%
43.37	15.30	10,196	1.89	(d)	1.89	(d)	0.08	(d)	45
42.87	15.26	192,555	1.89	(d)	1.89	(d)	0.10	(d)	45
45.87	15.95	5,944,680	0.74	(d)	0.74	(d)	1.25	(d)	45
44.91	15.64	360,939	1.24	(d)	1.24	(d)	0.74	(d)	45
44.94	15.85	289,836	0.89	(d)	0.89	(d)	1.33	(d)	45
44.83	15.55	30,416	1.39	(d)	1.39	(d)	0.62	(d)	45

46.08	24.20	3,297,185	1.14		1.14		0.58		103
44.21	23.29	11,846	1.89		1.89		(0.08)		103
43.79	23.29	174,875	1.89		1.89		(0.18)		103
46.52	24.74	5,328,684	0.74		0.74		0.96		103
45.59	24.11	334,583	1.24		1.24		0.47		103
45.70	24.54	97,243	0.89		0.89		0.80		103
45.54	23.91	24,201	1.39		1.39		0.28		103
37.43	12.56	3,074,173	1.15		1.15		0.91	(e)	80
35.86	11.71	31,728	1.90		1.90		0.14	(e)	80
35.57	11.72	160,062	1.90		1.90		0.16	(e)	80
37.77	12.96	3,985,625	0.75		0.75		1.31	(e)	80
37.02	12.41	268,412	1.25		1.25		0.81	(e)	80
37.12	12.83	70,409	0.90		0.90		1.20	(e)	80
37.04	12.28	13,255	1.40		1.40		0.73	(e)	80
33.41	15.22	3,278,879	1.16		1.16		0.47	(f)	77
32.09	14.36	44,088	1.91		1.91		(0.25	)(f)	77
31.83	14.37	166,559	1.91		1.91		(0.28	)(f)	77
33.74	15.73	3,633,400	0.76		0.76		0.86	(f)	77
33.06	15.16	269,370	1.26		1.26		0.37	(f)	77
33.18	15.51	40,531	0.91		0.91		0.62	(f)	77
33.14	14.94	5,972	1.41		1.41		0.18	(f)	77
29.10	11.84	2,819,867	1.16		1.16		0.54	(g)	104
28.06	10.98	56,681	1.91		1.91		(0.16	)(g)	104
27.83	10.98	147,697	1.91		1.91		(0.19	)(g)	104
29.37	12.26	2,710,882	0.76		0.76		0.93	(g)	104
28.80	11.74	232,356	1.26		1.26		0.44	(g)	104
28.93	12.10	1,764	0.91		0.91		0.54	(g)	104
28.96	11.56	1,862	1.41		1.41		0.06	(g)	104
26.29	(19.49)	2,630,467	1.19		1.19		1.03		114
25.36	(20.10)	72,920	1.94		1.94		0.30		114
25.17	(20.07)	149,393	1.94		1.94		0.29		114
26.52	(19.18)	2,136,745	0.79		0.79		1.42		114
26.02	(19.60)	200,421	1.29		1.29		0.93		114
26.16	(19.33)	145	0.94		0.94		0.97		114
26.26	14.72	63	1.44	(d)	1.44	(d)	0.28	(d)	114

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2014 - A	$50.43	$0.07		$8.48	$8.55	$(0.18)	$(4.91)	$(5.09)
2014 - B	42.90	(0.12)		7.19	7.07	—	(4.91)	(4.91)
2014 - C	42.64	(0.12)		7.15	7.03	—	(4.91)	(4.91)
2014 - Institutional	53.22	0.16		8.98	9.14	(0.37)	(4.91)	(5.28)
2014 - Service	49.36	0.03		8.31	8.34	(0.16)	(4.91)	(5.07)
2014 - IR	50.25	0.11		8.48	8.59	(0.32)	(4.91)	(5.23)
2014 - R	49.80	(0.01)		8.38	8.37	(0.10)	(4.91)	(5.01)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	43.11	0.35	(e)	9.73	10.08	(0.48)	(2.28)	(2.76)
2013 - B	36.96	0.03	(e)	8.27	8.30	(0.08)	(2.28)	(2.36)
2013 - C	36.89	0.01	(e)	8.25	8.26	(0.23)	(2.28)	(2.51)
2013 - Institutional	45.36	0.55	(e)	10.26	10.81	(0.67)	(2.28)	(2.95)
2013 - Service	42.30	0.30	(e)	9.52	9.82	(0.48)	(2.28)	(2.76)
2013 - IR	43.00	0.41	(e)	9.74	10.15	(0.62)	(2.28)	(2.90)
2013 - R	42.65	0.19	(e)	9.65	9.84	(0.41)	(2.28)	(2.69)
2012 - A	37.73	0.27	(f)	5.86	6.13	(0.08)	(0.67)	(0.75)
2012 - B	32.61	(0.02	)(f)	5.04	5.02	—	(0.67)	(0.67)
2012 - C	32.55	(0.03	)(f)	5.04	5.01	—	(0.67)	(0.67)
2012 - Institutional	39.65	0.46	(f)	6.15	6.61	(0.23)	(0.67)	(0.90)
2012 - Service	37.01	0.23	(f)	5.75	5.98	(0.02)	(0.67)	(0.69)
2012 - IR	37.65	0.36	(f)	5.85	6.21	(0.19)	(0.67)	(0.86)
2012 - R	37.39	0.17	(f)	5.81	5.98	(0.05)	(0.67)	(0.72)
2011 - A	31.29	0.10	(g)	6.43	6.53	(0.09)	—	(0.09)
2011 - B	27.19	(0.14	)(g)	5.56	5.42	—	—	—
2011 - C	27.14	(0.17	)(g)	5.58	5.41	—	—	—
2011 - Institutional	32.86	0.26	(g)	6.75	7.01	(0.22)	—	(0.22)
2011 - Service	30.71	0.05	(g)	6.32	6.37	(0.07)	—	(0.07)
2011 - IR	31.24	0.15	(g)	6.45	6.60	(0.19)	—	(0.19)
2011 - R	31.08	(0.04	)(g)	6.43	6.39	(0.08)	—	(0.08)
2010 - A	28.58	0.09	(h)	2.79	2.88	(0.17)	—	(0.17)
2010 - B	24.88	(0.13	)(h)	2.44	2.31	—	—	—
2010 - C	24.85	(0.13	)(h)	2.43	2.30	(0.01)	—	(0.01)
2010 - Institutional	29.99	0.23	(h)	2.91	3.14	(0.27)	—	(0.27)
2010 - Service	28.05	0.05	(h)	2.76	2.81	(0.15)	—	(0.15)
2010 - IR	28.55	0.16	(h)	2.79	2.95	(0.26)	—	(0.26)
2010 - R	28.53	(0.01	)(h)	2.80	2.79	(0.24)	—	(0.24)
2009 - A	34.71	0.18		(6.18)	(6.00)	(0.09)	(0.04)	(0.13)
2009 - B	30.31	(0.01)		(5.38)	(5.39)	—	(0.04)	(0.04)
2009 - C	30.27	(0.01)		(5.37)	(5.38)	—	(0.04)	(0.04)
2009 - Institutional	36.43	0.29		(6.47)	(6.18)	(0.22)	(0.04)	(0.26)
2009 - Service	34.02	0.15		(6.03)	(5.88)	(0.05)	(0.04)	(0.09)
2009 - IR	34.71	0.14		(6.08)	(5.94)	(0.18)	(0.04)	(0.22)
2009 - R	34.61	(0.01)		(6.01)	(6.02)	(0.02)	(0.04)	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.26 per share and 0.55% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.17 per share and 0.41% of average net assets.
(g)	Reflects Income recognized from special dividends which amounted to $0.06 per share and 0.16% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.14% of average net assets.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$53.89	17.43%	$1,083,137	1.36	%(d)	1.40	%(d)	0.25	%(d)	27%
45.06	17.02	2,934	2.11	(d)	2.15	(d)	(0.53	)(d)	27
44.76	17.03	71,481	2.11	(d)	2.15	(d)	(0.54	)(d)	27
57.08	17.68	4,281,946	0.96	(d)	1.00	(d)	0.58	(d)	27
52.63	17.39	201,804	1.46	(d)	1.50	(d)	0.11	(d)	27
53.61	17.61	109,512	1.11	(d)	1.15	(d)	0.44	(d)	27
53.16	17.31	129,821	1.61	(d)	1.65	(d)	(0.05	)(d)	27

50.43	24.86	1,141,424	1.38		1.42		0.75	(e)	57
42.90	23.89	3,122	2.13		2.17		0.08	(e)	57
42.64	23.89	64,751	2.13		2.17		0.03	(e)	57
53.22	25.34	2,891,932	0.98		1.02		1.12	(e)	57
49.36	24.70	162,696	1.48		1.52		0.65	(e)	57
50.25	25.16	73,723	1.13		1.17		0.86	(e)	57
49.80	24.51	101,060	1.63		1.67		0.40	(e)	57
43.11	16.43	931,473	1.41		1.44		0.68	(f)	50
36.96	15.59	3,973	2.16		2.19		(0.04	)(f)	50
36.89	15.59	58,926	2.16		2.19		(0.07	)(f)	50
45.36	16.91	1,852,215	1.01		1.04		1.07	(f)	50
42.30	16.33	115,385	1.51		1.54		0.57	(f)	50
43.00	16.74	24,332	1.16		1.19		0.90	(f)	50
42.65	16.17	45,525	1.66		1.69		0.42	(f)	50
37.73	20.85	827,768	1.45		1.46		0.25	(g)	46
32.61	19.93	9,700	2.20		2.21		(0.43	)(g)	46
32.55	19.93	58,293	2.20		2.21		(0.49	)(g)	46
39.65	21.33	1,568,115	1.05		1.06		0.62	(g)	46
37.01	20.74	76,841	1.55		1.56		0.14	(g)	46
37.65	21.12	11,801	1.20		1.21		0.38	(g)	46
37.39	20.56	25,269	1.70		1.71		(0.10	)(g)	46
31.29	10.11	670,228	1.48		1.48		0.28	(h)	56
27.19	9.28	14,521	2.23		2.23		(0.45	)(h)	56
27.14	9.27	52,143	2.23		2.23		(0.47	)(h)	56
32.86	10.53	943,868	1.08		1.08		0.67	(h)	56
30.71	10.05	58,064	1.58		1.58		0.17	(h)	56
31.24	10.39	3,660	1.23		1.23		0.48	(h)	56
31.08	9.83	8,869	1.73		1.73		(0.03	)(h)	56
28.58	(17.20)	586,680	1.50		1.50		0.72		55
24.88	(17.76)	24,984	2.25		2.25		(0.01)		55
24.85	(17.75)	48,935	2.25		2.25		(0.03)		55
29.99	(16.78)	746,624	1.10		1.10		1.10		55
28.05	(17.24)	44,935	1.60		1.60		0.60		55
28.55	(16.95)	266	1.25		1.25		0.57		55
28.53	(17.35)	445	1.75		1.75		(0.02)		55

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain	Total from investment operations
FOR THE PERIOD ENDED FEBRUARY 28, (UNAUDITED)
2014 - A (Commenced on January 31, 2014)	$10.00	$0.03	$0.40	$0.43
2014 - C (Commenced on January 31, 2014)	10.00	0.03	0.39	0.42
2014 - Institutional (Commenced on January 31, 2014)	10.00	0.03	0.40	0.43
2014 - IR (Commenced on January 31, 2014)	10.00	0.03	0.40	0.43
2014 - R (Commenced on January 31, 2014)	10.00	0.03	0.40	0.43

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$10.43	4.30%	$10	1.33%	16.39%	3.92%	7%
10.42	4.20	10	2.07	17.13	3.18	7
10.43	4.30	3,293	0.93	15.95	4.18	7
10.43	4.30	26	1.08	16.14	4.17	7
10.43	4.30	26	1.57	16.63	3.68	7

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements

February 28, 2014 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value	A, B, C, Institutional, Service, IR and R	Diversified
Small/Mid Cap Value (Commenced January 31, 2014)	A, C, Institutional, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from MLPs are generally recorded based on the characterization reported on the Fund’s schedule K-1 received from the MLPs. The fund records its pro-rata share of the income/loss and capital gain/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of Small/Mid Cap Value Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of Small/Mid Cap Value Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Growth and Income	Quarterly	Annually
Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2014 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

G.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s) assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy otherwise they are classified as Level 2.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Investment Company — Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these instruments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are classified as Level 2.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position.

For financial reporting purposes, the Funds’ do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A MRA governs transactions between a Fund and select counterparties. A MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. A MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

At February 28, 2014, the Funds’ investment in a repurchase agreement was subject to enforceable MRAs. The repurchase agreement on a net basis was as follows:

Repurchase Agreements	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value
Total gross amount presented in Statements of Assets and Liabilities	$4,200,000	$11,500,000	$260,600,000	$126,900,000
Non-cash Collateral offsetting(1)	(4,200,000)	(11,500,000)	(260,600,000)	(126,900,000)
Net Amount(2)	$—	$—	$—	$—

(1)	At February 28, 2014, the value of the collateral received from each seller exceeded the value of the related repurchase agreements.
(2)	Net amount represents the net amount due from the counterparty in the event of a default based on the contractual set-off rights under the agreement.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.   Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of February 28, 2014:

GROWTH AND INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$466,707,845	$—	$—
Preferred Stock	—	2,479,888	—
Short-term Investments	—	4,200,000	—
Total	$466,707,845	$6,679,888	$—

LARGE CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$1,610,956,733	$—	$—
Short-term Investments	—	11,500,000	—
Total	$1,610,956,733	$11,500,000	$—

MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$9,960,192,584	$—	$—
Short-term Investments	—	260,600,000	—
Total	$9,960,192,584	$260,600,000	$—

SMALL CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$5,773,602,922	$—	$1,970,605
Investment Company	6,689,932	—	—
Short-term Investments	—	126,900,000	—
Total	$5,780,292,854	$126,900,000	$1,970,605

SMALL/MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$3,311,700	$—	$—
Investment Company	71,225	—	—
Total	$3,382,925	$—	$—

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2014 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended February 28, 2014, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Growth and Income	0.70%	0.63%	0.60%	0.59%	0.58%	0.70%	0.70%
Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.72	0.72
Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.68	0.68
Small Cap Value	1.00	1.00	0.90	0.86	0.84	0.94	0.91	#
Small/Mid Cap Value	0.85	0.85	0.77	0.73	0.71	0.85	0.85

#	GSAM agreed to waive a portion of its management fees, in order to achieve effective net management fee rates shown above through at least December 29, 2014. Prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Where the application of the above contractual management fee breakpoint schedule would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. For the six months ended February 28, 2014, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Growth and Income	$18,915	$—	$—
Large Cap Value	9,115	—	14
Mid Cap Value	40,790	—	5
Small Cap Value	5,212	—	9
Small/Mid Cap Value	—	N/A	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds are 0.054%, 0.064%, 0.104%, 0.004% and 0.044%, respectively. These Other Expense limitations will remain in place through December 29, 2014 (January 31, 2015 for the Small/Mid Cap Value Fund), and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. With the exception of the Small/Mid Cap Value Fund, the Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2014 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended February 28, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Growth and Income	$—	$136,291	$136,291
Small Cap Value	694,247	421,649	1,115,896
Small/Mid Cap Value	—	53,668	53,668

As of February 28, 2014, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Growth and Income	$247,546	$104,746	$64,174	$416,466
Large Cap Value	873,984	85,993	100,576	1,060,553
Mid Cap Value	5,131,902	791,335	738,834	6,662,071
Small Cap Value	3,914,823	304,122	328,352	4,547,297
Small/Mid Cap Value	1,900	18	97	2,015

G.  Line of Credit Facility — As of February 28, 2014, the Funds, with the exception of Small/Mid Cap Value Fund, participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 28, 2014, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended February 28, 2014, Goldman Sachs earned $14, $121,071, $57,707 and $17 in brokerage commissions from portfolio transactions, on behalf of the Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment in shares of issuers of which a Fund is an affiliate for the six months ended February 28, 2014:

Fund	Name of Affiliated Issuer	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period	Dividend Income
Mid Cap Value	Triumph Group Inc.	1,226,676	1,526,049	(47,056)	2,705,669	$176,409,619	$188,870
Small Cap Value	Apollo Commercial Real Estate Finance, Inc	1,648,762	350,430	—	1,999,192	33,466,474	1,441,334
	Premiere Global Services, Inc.	2,285,090	481,973	—	2,767,063	31,295,483	—
	Rex Energy Corp.	2,743,505	670,984	(375,011)	3,039,478	57,750,082	—

As of February 28, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class C, Institutional, Class IR and Class R Shares of the following funds:

Fund	Class A	Class C	Institutional	Class IR	Class R
Small/Mid Cap Value	100%	100%	93%	100%	100%

As of February 28, 2014, the Goldman Sachs Profit Sharing Master Trust was the beneficial owner of approximately 8% of total outstanding shares of the Large Cap Value Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2014, were as follows:

Fund	Purchases	Sales and Maturities
Growth and Income	$89,399,479	$107,705,465
Large Cap Value	530,446,965	573,914,515
Mid Cap Value	4,373,244,713	5,050,226,361
Small Cap Value	2,006,788,168	1,391,940,254
Small/Mid Cap Value	3,421,452	234,361

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2014 (Unaudited)

6. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2013, the Funds’ capital loss carryforwards were as follows:

	Growth and Income	Large Cap Value
Capital loss carryforward: (1)
Expiring 2018	$(221,393,394)	$(228,366,805)

(1)	Expiration occurs on August 31 of the year indicated.

As of February 28, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Tax Cost	$392,566,342	$1,350,817,977	$8,446,493,501	$4,530,996,793	$3,264,970
Gross unrealized gain	87,274,584	297,254,290	1,910,893,087	1,414,830,195	146,763
Gross unrealized loss	(6,453,193)	(25,615,534)	(136,594,004)	(36,663,529)	(28,808)
Net unrealized gain	$80,821,391	$271,638,756	$1,774,299,083	$1,378,166,666	$117,955

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of partnerships, underlying fund investments, real estate investment trusts and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

7. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2014 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Growth and Income Fund

	For the Six Months Ended February 28, 2014 (Unaudited)		For the Fiscal Year Ended August 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	289,911	$8,249,809	791,958	$19,443,719
Reinvestment of distributions	109,408	3,082,629	193,594	4,473,120
Shares converted from Class B(a)	26,509	747,328	91,558	2,234,700
Shares redeemed	(1,115,590)	(31,870,328)	(4,130,730)	(99,979,513)
	(689,762)	(19,790,562)	(3,053,620)	(73,827,974)
Class B Shares
Shares sold	7,846	212,298	15,139	354,209
Reinvestment of distributions	2,217	60,463	5,210	113,412
Shares converted to Class A(a)	(27,534)	(747,328)	(95,052)	(2,234,700)
Shares redeemed	(72,473)	(1,985,413)	(294,315)	(6,829,828)
	(89,944)	(2,459,980)	(369,018)	(8,596,907)
Class C Shares
Shares sold	57,164	1,560,069	171,695	4,158,653
Reinvestment of distributions	3,972	107,551	6,103	133,115
Shares redeemed	(124,021)	(3,366,396)	(229,464)	(5,379,527)
	(62,885)	(1,698,776)	(51,666)	(1,087,759)
Institutional Shares
Shares sold	280,102	8,145,535	274,750	6,944,321
Reinvestment of distributions	7,408	211,800	10,206	242,836
Shares redeemed	(122,670)	(3,549,785)	(391,951)	(9,155,651)
	164,840	4,807,550	(106,995)	(1,968,494)
Service Shares
Shares sold	1,050	30,268	4,290	110,592
Reinvestment of distributions	16	436	140	3,172
Shares redeemed	(804)	(22,971)	(17,240)	(438,798)
	262	7,733	(12,810)	(325,034)
Class IR Shares
Shares sold	1,167	32,437	77,472	1,956,841
Reinvestment of distributions	746	20,971	579	13,476
Shares redeemed	(3,700)	(106,099)	(19,270)	(463,308)
	(1,787)	(52,691)	58,781	1,507,009
Class R Shares
Shares sold	24,444	697,153	8,083	189,199
Reinvestment of distributions	243	6,817	350	7,972
Shares redeemed	(3,537)	(100,702)	(22,586)	(545,236)
	21,150	603,268	(14,153)	(348,065)
NET DECREASE	(658,126)	$(18,583,458)	(3,549,481)	$(84,647,224)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Fund

	For the Six Months Ended February 28, 2014 (Unaudited)		For the Fiscal Year Ended August 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,485,728	$23,911,100	3,288,434	$44,601,786
Reinvestment of distributions	90,850	1,458,129	335,643	4,155,213
Shares converted from Class B(a)	11,681	185,186	35,470	477,987
Shares redeemed	(2,261,769)	(36,480,618)	(22,871,244)	(308,036,472)
	(673,510)	(10,926,203)	(19,211,697)	(258,801,486)
Class B Shares
Shares sold	4,772	73,164	9,384	123,836
Reinvestment of distributions	—	—	2,036	24,685
Shares converted to Class A(a)	(11,959)	(185,186)	(36,293)	(477,987)
Shares redeemed	(73,867)	(1,149,669)	(214,932)	(2,894,679)
	(81,054)	(1,261,691)	(239,805)	(3,224,145)
Class C Shares
Shares sold	183,679	2,828,742	347,993	4,727,200
Reinvestment of distributions	1,029	16,037	9,196	110,597
Shares redeemed	(163,468)	(2,547,783)	(732,155)	(9,592,357)
	21,240	296,996	(374,966)	(4,754,560)
Institutional Shares
Shares sold	4,537,427	74,080,064	20,536,629	284,431,301
Reinvestment of distributions	659,653	10,653,393	993,277	12,376,232
Shares redeemed	(6,891,315)	(111,164,379)	(26,033,594)	(355,254,548)
	(1,694,235)	(26,430,922)	(4,503,688)	(58,447,015)
Service Shares
Shares sold	16,152	257,640	85,395	1,151,173
Reinvestment of distributions	489	7,824	991	12,226
Shares redeemed	(49,082)	(771,726)	(171,090)	(2,267,821)
	(32,441)	(506,262)	(84,704)	(1,104,422)
Class IR Shares
Shares sold	636,246	10,251,298	1,648,637	22,565,950
Reinvestment of distributions	90,957	1,444,396	127,926	1,568,373
Shares redeemed	(476,712)	(7,617,954)	(920,657)	(12,515,272)
	250,491	4,077,740	855,906	11,619,051
Class R Shares
Shares sold	48,432	771,399	148,112	1,974,930
Reinvestment of distributions	1,834	28,961	4,131	50,353
Shares redeemed	(104,794)	(1,633,429)	(152,766)	(2,012,398)
	(54,528)	(833,069)	(523)	12,885
NET DECREASE	(2,264,037)	$(35,583,411)	(23,559,477)	$(314,699,692)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2014 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Mid Cap Value Fund

	For the Six Months Ended February 28, 2014 (Unaudited)		For the Fiscal Year Ended August 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,191,078	$377,070,242	21,238,354	$886,798,661
Reinvestment of distributions	11,190,520	474,925,689	675,423	25,672,793
Shares converted from Class B(a)	2,569	113,532	38,671	1,612,347
Shares redeemed	(17,173,309)	(780,952,715)	(32,544,153)	(1,377,527,793)
	2,210,858	71,156,748	(10,591,705)	(463,443,992)
Class B Shares
Shares sold	5,454	234,495	11,013	450,903
Reinvestment of distributions	38,609	1,565,599	—	—
Shares converted to Class A(a)	(2,687)	(113,532)	(40,203)	(1,612,347)
Shares redeemed	(74,183)	(3,237,015)	(587,654)	(23,791,102)
	(32,807)	(1,550,453)	(616,844)	(24,952,546)
Class C Shares
Shares sold	360,087	15,245,018	398,864	16,684,161
Reinvestment of distributions	537,430	21,545,591	4,858	176,407
Shares redeemed	(400,266)	(17,333,566)	(910,295)	(36,164,165)
	497,251	19,457,043	(506,573)	(19,303,597)
Institutional Shares
Shares sold	14,562,857	676,784,890	30,965,173	1,339,626,572
Reinvestment of distributions	18,281,664	781,906,738	1,198,035	45,824,836
Shares redeemed	(17,784,410)	(812,906,817)	(23,125,109)	(979,713,347)
	15,060,111	645,784,811	9,038,099	405,738,061
Service Shares
Shares sold	878,802	39,951,394	2,395,015	100,932,159
Reinvestment of distributions	1,152,450	48,322,230	48,877	1,839,232
Shares redeemed	(1,333,829)	(60,546,970)	(2,354,619)	(96,926,184)
	697,423	27,726,654	89,273	5,845,207
Class IR Shares
Shares sold	5,033,896	216,175,349	899,485	37,752,580
Reinvestment of distributions	421,908	17,686,371	20,977	789,139
Shares redeemed	(1,134,848)	(49,641,086)	(689,185)	(28,155,162)
	4,320,956	184,220,634	231,277	10,386,557
Class R Shares
Shares sold	186,836	8,562,431	322,804	13,621,450
Reinvestment of distributions	98,608	4,128,718	3,055	114,948
Shares redeemed	(138,515)	(6,173,147)	(152,300)	(6,393,407)
	146,929	6,518,002	173,559	7,342,991
NET INCREASE (DECREASE)	22,900,721	$953,313,439	(2,182,914)	$(78,387,319)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Fund

	For the Six Months Ended February 28, 2014 (Unaudited)		For the Fiscal Year Ended August 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,280,048	$174,940,020	7,675,173	$359,889,403
Reinvestment of distributions	2,092,274	107,459,174	1,215,857	49,974,775
Shares converted from Class B(a)	1,024	53,133	3,620	166,779
Shares redeemed	(7,905,826)	(419,677,499)	(7,868,335)	(357,727,733)
	(2,532,480)	(137,225,172)	1,026,315	52,303,224
Class B Shares
Shares sold	740	32,611	4,388	175,014
Reinvestment of distributions	7,230	311,023	6,145	216,119
Shares converted to Class A(a)	(1,218)	(53,133)	(4,237)	(166,779)
Shares redeemed	(14,426)	(638,875)	(41,012)	(1,600,581)
	(7,674)	(348,374)	(34,716)	(1,376,227)
Class C Shares
Shares sold	145,715	6,399,436	230,467	9,012,118
Reinvestment of distributions	129,671	5,540,863	88,703	3,101,075
Shares redeemed	(196,676)	(8,781,225)	(398,201)	(15,573,882)
	78,710	3,159,074	(79,031)	(3,460,689)
Institutional Shares
Shares sold	22,798,483	1,278,587,554	23,526,258	1,147,673,448
Reinvestment of distributions	5,613,555	305,096,723	2,959,104	127,959,330
Shares redeemed	(7,733,636)	(433,135,109)	(12,979,061)	(635,479,417)
	20,678,402	1,150,549,168	13,506,301	640,153,361
Service Shares
Shares sold	748,379	39,361,898	1,428,069	65,493,688
Reinvestment of distributions	336,878	16,901,197	179,280	7,218,191
Shares redeemed	(546,840)	(28,344,029)	(1,039,428)	(46,687,054)
	538,417	27,919,066	567,921	26,024,825
Class IR Shares
Shares sold	738,493	39,029,605	1,173,865	54,745,271
Reinvestment of distributions	167,409	8,547,903	46,957	1,919,695
Shares redeemed	(330,014)	(17,459,932)	(319,596)	(14,991,435)
	575,888	30,117,576	901,226	41,673,531
Class R Shares
Shares sold	513,415	26,966,996	1,250,978	58,561,268
Reinvestment of distributions	202,331	10,256,144	72,604	2,952,134
Shares redeemed	(302,850)	(15,868,862)	(361,873)	(16,709,656)
	412,896	21,354,278	961,709	44,803,746
NET INCREASE	19,744,159	$1,095,525,616	16,849,725	$800,121,771

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2014 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small/Mid Cap Value Fund

	For the Period Ended February 28, 2014 (Unaudited)(a)

	Shares	Dollars

Class A Shares
Shares sold	1,002	$10,020
Shares redeemed	(2)	(15)
	1,000	10,005
Class C Shares
Shares sold	1,002	10,015
Shares redeemed	(2)	(15)
	1,000	10,000
Institutional Shares
Shares sold	315,627	3,161,620
Shares redeemed	(1)	(15)
	315,626	3,161,605
Class IR Shares
Shares sold	2,502	25,015
Shares redeemed	(2)	(15)
	2,500	25,000
Class R Shares
Shares sold	2,502	25,015
Shares redeemed	(2)	(15)
	2,500	25,000
NET INCREASE	322,626	$3,231,610

(a)	Commenced operations on January 31, 2014.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended February 28, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2013 (January 31, 2014 for Small/Mid Cap Value Fund) through February 28, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Growth and Income Fund				Large Cap Value Fund				Mid Cap Value Fund				Small Cap Value Fund				Small/Mid Cap Value Fund(a)
Share Class	Beginning Account Value 9/1/13	Ending Account Value 2/28/14		Expenses Paid for the 6 months ended 2/28/14*	Beginning Account Value 9/1/13	Ending Account Value 2/28/14		Expenses Paid for the 6 months ended 2/28/14*	Beginning Account Value 9/1/13	Ending Account Value 2/28/14		Expenses Paid for the 6 months ended 2/28/14*	Beginning Account Value 9/1/13	Ending Account Value 2/28/14		Expenses Paid for the 6 months ended 2/28/14*	Beginning Account Value 1/31/14	Ending Account Value 2/28/14		Expenses Paid for the period ended 2/28/14*
Class A
Actual	$1,000.00	$1,125.00		$6.27	$1,000.00	$1,136.60		$6.36	$1,000.00	$1,157.10		$6.10	$1,000.00	$1,174.30		$7.33	$1,000.00	$1,043.00		$1.08
Hypothetical 5% return	1,000.00	1,018.89	+	5.96	1,000.00	1,018.84	+	6.01	1,000.00	1,019.14	+	5.71	1,000.00	1,018.05	+	6.80	1,000.00	1,002.92	+	1.06
Class B
Actual	1,000.00	1,120.90		10.20	1,000.00	1,132.20		10.31	1,000.00	1,153.00		10.09	1,000.00	1,170.20		11.35	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,015.17	+	9.69	1,000.00	1,015.13	+	9.74	1,000.00	1,015.42	+	9.44	1,000.00	1,014.33	+	10.54	N/A	N/A		N/A
Class C
Actual	1,000.00	1,120.80		10.20	1,000.00	1,132.40		10.31	1,000.00	1,152.60		10.09	1,000.00	1,170.30		11.35	1,000.00	1,042.00		1.68
Hypothetical 5% return	1,000.00	1,015.17	+	9.69	1,000.00	1,015.13	+	9.74	1,000.00	1,015.42	+	9.44	1,000.00	1,014.33	+	10.54	1,000.00	1,002.33	+	1.65
Institutional
Actual	1,000.00	1,127.20		4.17	1,000.00	1,139.10		4.24	1,000.00	1,159.50		3.96	1,000.00	1,176.80		5.18	1,000.00	1,043.00		0.75
Hypothetical 5% return	1,000.00	1,020.88	+	3.96	1,000.00	1,020.83	+	4.01	1,000.00	1,021.13	+	3.71	1,000.00	1,020.03	+	4.81	1,000.00	1,003.23	+	0.74
Service
Actual	1,000.00	1,124.50		6.80	1,000.00	1,136.00		6.88	1,000.00	1,156.40		6.63	1,000.00	1,173.90		7.87	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.40	+	6.46	1,000.00	1,018.35	+	6.51	1,000.00	1,018.65	+	6.21	1,000.00	1,017.56	+	7.30	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,126.80		4.96	1,000.00	1,138.00		5.04	1,000.00	1,158.50		4.76	1,000.00	1,176.10		5.99	1,000.00	1,043.00		0.88
Hypothetical 5% return	1,000.00	1,020.13	+	4.71	1,000.00	1,020.08	+	4.76	1,000.00	1,020.38	+	4.46	1,000.00	1,019.29	+	5.56	1,000.00	1,003.11	+	0.86
Class R
Actual	1,000.00	1,123.90		7.58	1,000.00	1,135.60		7.68	1,000.00	1,155.50		7.43	1,000.00	1,173.10		8.67	1,000.00	1,043.00		1.27
Hypothetical 5% return	1,000.00	1,017.65	+	7.20	1,000.00	1,017.60	+	7.25	1,000.00	1,017.90	+	6.95	1,000.00	1,016.81	+	8.05	1,000.00	1,002.73	+	1.25

(a)	Commenced operations on January 31, 2014.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Growth and Income	1.19%	1.94%	1.94%	0.79%	1.29%	0.94%	1.44%
Large Cap Value	1.20	1.95	1.95	0.80	1.30	0.95	1.45
Mid Cap Value	1.14	1.89	1.89	0.74	1.24	0.89	1.39
Small Cap Value	1.36	2.11	2.11	0.96	1.46	1.11	1.61
Small/Mid Cap Value(a)	1.33	N/A	2.07	0.93	N/A	1.08	1.57

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Small/Mid Cap Value Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on January 31, 2014. At a meeting held on December 18-19, 2013 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund. Various information was also provided at a prior meeting at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees noted the experience and capabilities of the portfolio management team. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other funds and accounts that invested primarily in small and mid cap equity securities. The Trustees also considered composite performance information for funds and accounts employing similar strategies managed by the Investment Adviser. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. They also considered comparative fee information for services provided by the Investment Adviser to similarly managed funds and accounts. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $2 billion	0.85%
Next $3 billion	0.77
Next $3 billion	0.73
Over $8 billion	0.71

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on October 15, 2013 to consider and act upon the proposal below:

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	53,388,642,395.715	0	1,150,861,851.704	0
Joseph P. LoRusso	53,405,131,628.159	0	1,134,372,619.260	0
Herbert J. Markley	53,435,916,168.391	0	1,103,588,079.028	0
James A. McNamara	53,432,564,581.647	0	1,106,939,665.772	0
Roy W. Templin	53,435,142,748.551	0	1,104,361,498.868	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer,

Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $807.6 billion in assets under management as of December 31, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Long Short Credit Strategies Fund[2]

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights3

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[4]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio
■	Fixed Income Macro Strategies Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business March 21, 2014, the Credit Strategies Fund was reorganized with and into the Long Short Credit Strategies Fund.
[3]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[4]	Effective at the close of business February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[5]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of February 28, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 127127.MF.MED.TMPL/4/2014 EQVALSAR14/316K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 7, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	May 7, 2014